UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

September 30, 2019

MFS® International New Discovery Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MIO-ANN

MFS® International New Discovery Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. The combination of Brexit uncertainty and the deteriorating outlook for global trade has hampered business confidence and investment in the U.K. and Europe.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September and October. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

November 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
OBIC Co. Ltd.	2.8%
Amadeus IT Group S.A.	1.7%
Croda International PLC	1.6%
Symrise AG	1.4%
CTS Eventim AG	1.1%
LEG Immobilien AG	1.1%
Sika AG	1.1%
Dollarama, Inc.	1.1%
Compass Group PLC	1.0%
China Resources Beer Holdings Co. Ltd.	0.9%

GICS equity sectors (g)
Industrials	17.4%
Consumer Discretionary	15.7%
Information Technology	11.5%
Consumer Staples	11.3%
Financials	10.3%
Materials	9.4%
Health Care	6.3%
Communication Services	5.4%
Real Estate	4.2%
Energy	1.3%
Utilities	1.1%

Issuer country weightings (x)
Japan	20.4%
United Kingdom	16.6%
Germany	8.2%
United States	6.4%
Australia	4.1%
India	3.5%
Hong Kong	3.1%
Spain	3.0%
Switzerland	3.0%
Other Countries	31.7%

Currency exposure weightings (y)
Japanese Yen	20.4%
Euro	20.1%
British Pound Sterling	17.2%
United States Dollar	7.5%
Hong Kong Dollar	4.5%
Australian Dollar	4.1%
Indian Rupee	3.2%
Swiss Franc	3.0%
Brazilian Real	2.9%
Other Currencies	17.1%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2019, Class A shares of the MFS International New Discovery Fund (fund) provided a total return of –0.85%, at net asset value. This compares with a return of –4.54% for the fund’s benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index (net div).

Market Environment

Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by an additional cut in September. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Markets anticipate at least one more rate reduction before the end of 2019.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures including cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, while China has been more circumspect in increasing liquidity as it continues to attempt to deleverage its economy.

Emerging markets experienced considerable volatility through the end of 2018 as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. The combination of Brexit uncertainty and the deteriorating outlook for global trade has hampered business confidence and investment in the UK and Europe.

Contributors to Performance

Stock selection in the consumer discretionary sector was a key contributor to the fund’s performance relative to the MSCI All Country World (ex-US) Small Mid Cap Index. Within this sector, overweight positions in bakery chain Greggs PLC (United Kingdom) and food delivery website operator Takeaway.com Holding (Netherlands) bolstered relative returns. The share price of Greggs PLC advanced during the period as the company reported solid sales results, driven by strong demand for its newly launched

4

Management Review – continued

vegan sausage roll. Greggs’ management also reported favorable forward-looking guidance, citing materially higher profits for 2019, which further benefited the stock price. Additionally, holding shares of food catering company Compass Group PLC (United Kingdom) helped relative performance.

Stock selection in the communication services sector also supported relative results. Within this sector, overweight positions in telecommunications services provider Cellnex Telecom S.A. (Spain) and ticketing and live entertainment company CTS Eventim AG (Germany) buoyed relative performance.

Stock selection in the health care sector further benefited relative returns. However, there were no individual securities within this sector that were among the fund’s top relative contributors during the reporting period.

Stocks in other sectors that boosted relative performance included the fund’s overweight position in system services provider OBIC (Japan). The share price of OBIC appreciated during the period as the company delivered strong operating profits that were ahead of consensus estimates. OBIC’s revenues were fueled by strong performance in both its cloud computing and system integration and office automation segments. In addition, holding shares of brewing company China Resources Beer Holdings (b) (China), real estate owner and developer Ascendas India Trust (b) (Singapore) and investment management and consulting firm E.Sun Financial Holding (b) (Taiwan) aided relative returns.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.

Detractors from Performance

During the reporting period, the fund’s underweight position in the strong-performing real estate sector detracted from relative performance. However, there were no individual securities within this sector that were among the fund’s top relative detractors during the reporting period.

Elsewhere, the fund’s positions in tourism and travel IT solutions provider Amadeus IT Group S.A. (b) (Spain), parcel delivery services company Yamato Holdings (b) (Japan) and semiconductor products manufacturer Silicon Motion Technology (b) (Taiwan) negatively impacted relative results. The share price of Amadeus IT Group S.A. depreciated during the period as a result of lower-than-expected revenue and market share losses, notably in Western Europe. Additionally, investor concerns over an uncertain macro environment and low industry bookings growth appeared to have further weighed on the stock price. The share price of Yamato Holdings fell as the company lowered its operating profit guidance due to a disruption in new order intake in its moving business, owing to higher personnel and subcontracting expenses. Later in the period, the company reported weak financial results, driven by an increase in labor and repair costs, which also pressured the stock price. The fund’s overweight positions in power transmission manufacturer LS Industrial Systems (Korea), packaging systems manufacturer Fuji Seal International (Japan), oil and gas company Aker Solutions

5

Management Review – continued

(Norway), retail store operator Dairy Farm International Holdings (Hong Kong) and multinational lubricants and related specialty products manufacturer Fuchs Petrolub SE (Germany) detracted from relative performance. Not holding shares of cloud-based e-commerce platform operator Shopify (Canada) and global financial markets infrastructure business London Stock Exchange Group also held back relative returns.

Respectfully,

Portfolio Manager(s)

David Antonelli, Peter Fruzzetti, Jose Luis Garcia, and Robert Lau

(b)	Security is not a benchmark constituent.

Note to Shareholders: Effective April 15, 2021, David Antonelli will no longer be a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 9/30/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 9/30/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	(0.85)%	6.11%	8.46%	N/A
B	10/02/00	(1.57)%	5.32%	7.66%	N/A
C	10/02/00	(1.60)%	5.32%	7.66%	N/A
I	10/09/97	(0.62)%	6.38%	8.73%	N/A
R1	4/01/05	(1.61)%	5.31%	7.65%	N/A
R2	10/31/03	(1.10)%	5.84%	8.19%	N/A
R3	4/01/05	(0.88)%	6.11%	8.46%	N/A
R4	4/01/05	(0.61)%	6.37%	8.73%	N/A
R6	6/01/12	(0.47)%	6.51%	N/A	9.14%
529A	7/31/02	(0.88)%	6.11%	8.43%	N/A
529B	7/31/02	(1.55)%	5.68%	7.81%	N/A
529C	7/31/02	(1.66)%	5.28%	7.60%	N/A

Comparative benchmark(s)
MSCI All Country World (ex-US) Small Mid Cap Index (net div) (f)		(4.54)%	3.90%	5.69%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(6.55)%	4.86%	7.82%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.28)%	5.00%	7.66%	N/A
C With CDSC (1% for 12 months) (v)		(2.53)%	5.32%	7.66%	N/A
529A With Initial Sales Charge (5.75%)		(6.58)%	4.86%	7.79%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(5.23)%	5.36%	7.81%	N/A
529C With CDSC (1% for 12 months) (v)		(2.58)%	5.28%	7.60%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition(s)

MSCI All Country World (ex-US) Small Mid Cap Index (net div) – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2019 through September 30, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2019 through September 30, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/19	Ending Account Value 9/30/19	Expenses Paid During Period (p) 4/01/19-9/30/19
A	Actual	1.27%	$1,000.00	$1,013.38	$6.41
	Hypothetical (h)	1.27%	$1,000.00	$1,018.70	$6.43
B	Actual	2.02%	$1,000.00	$1,009.64	$10.18
	Hypothetical (h)	2.02%	$1,000.00	$1,014.94	$10.20
C	Actual	2.02%	$1,000.00	$1,009.51	$10.18
	Hypothetical (h)	2.02%	$1,000.00	$1,014.94	$10.20
I	Actual	1.02%	$1,000.00	$1,014.50	$5.15
	Hypothetical (h)	1.02%	$1,000.00	$1,019.95	$5.16
R1	Actual	2.02%	$1,000.00	$1,009.42	$10.18
	Hypothetical (h)	2.02%	$1,000.00	$1,014.94	$10.20
R2	Actual	1.52%	$1,000.00	$1,011.84	$7.67
	Hypothetical (h)	1.52%	$1,000.00	$1,017.45	$7.69
R3	Actual	1.27%	$1,000.00	$1,013.20	$6.41
	Hypothetical (h)	1.27%	$1,000.00	$1,018.70	$6.43
R4	Actual	1.02%	$1,000.00	$1,014.34	$5.15
	Hypothetical (h)	1.02%	$1,000.00	$1,019.95	$5.16
R6	Actual	0.91%	$1,000.00	$1,015.09	$4.60
	Hypothetical (h)	0.91%	$1,000.00	$1,020.51	$4.61
529A	Actual	1.27%	$1,000.00	$1,012.99	$6.41
	Hypothetical (h)	1.27%	$1,000.00	$1,018.70	$6.43
529B	Actual	1.82%	$1,000.00	$1,010.40	$9.17
	Hypothetical (h)	1.82%	$1,000.00	$1,015.94	$9.20
529C	Actual	2.06%	$1,000.00	$1,009.17	$10.38
	Hypothetical (h)	2.06%	$1,000.00	$1,014.74	$10.40

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the period from April 1, 2019 through May 31, 2019, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 2.07%, $10.43, and $10.45 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

11

Expense Table – continued

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares this rebate reduced the expense ratios above by 0.04%. See Note 3 in the Notes to Financial Statements for additional information.

12

PORTFOLIO OF INVESTMENTS

9/30/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 92.8%

Issuer	Shares/Par	Value ($)
Aerospace - 1.8%
Cobham PLC (a)	5,481,438	$10,571,222
Embraer S.A., ADR	302,583	5,219,557
LISI Group	633,663	17,542,789
Meggitt PLC	1,647,534	12,863,356
MTU Aero Engines AG	155,880	41,421,962
Saab AB, “B”	249,300	7,156,829
Singapore Technologies Engineering Ltd.	12,378,800	34,391,775

		$129,167,490
Airlines - 1.0%
Aena S.A.	65,330	$11,962,681
Enav S.p.A.	4,352,531	24,574,133
Grupo Aeroportuario del Pacifico S.A.B. de C.V.	455,859	4,386,724
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	49,704	7,579,860
Ryanair Holdings PLC, ADR (a)	229,457	15,231,356
Stagecoach Group PLC	2,617,086	4,302,249

		$68,037,003
Alcoholic Beverages - 1.7%
Carlsberg Group	147,199	$21,757,675
China Resources Beer Holdings Co. Ltd.	12,158,000	64,691,040
Compania Cervecerias Unidas S.A., ADR	524,105	11,629,890
Davide Campari-Milano S.p.A.	2,119,141	19,147,892

		$117,226,497
Apparel Manufacturers - 0.9%
Burberry Group PLC	638,505	$17,067,505
Coats Group PLC	13,218,548	12,084,005
Pacific Textiles Holdings Ltd.	38,809,000	26,140,674
Stella International Holdings Ltd.	5,141,591	8,003,293

		$63,295,477
Automotive - 3.0%
ARB Corp.	903,937	$11,665,816
Autoliv, Inc., SDR	80,720	6,289,306
Cie Plastic Omnium S.A.	518,046	14,206,449
Daikyonishikawa Corp.	332,421	2,458,823
Hella KGaA Hueck & Co.	528,956	23,649,490
Hero MotoCorp Ltd.	446,205	17,029,680
Koito Manufacturing Co. Ltd.	645,800	31,839,825

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Automotive - continued
Mahindra & Mahindra Ltd.	1,458,920	$11,263,745
NGK Spark Plug Co. Ltd	837,800	16,078,706
Shimano, Inc.	35,100	5,309,109
Stanley Electric Co. Ltd.	871,131	23,216,918
USS Co. Ltd.	2,280,200	44,473,000

		$207,480,867
Biotechnology - 0.3%
Abcam PLC	550,379	$7,748,426
Lonza Group AG	29,817	10,079,912

		$17,828,338
Broadcasting - 0.3%
Nippon Television Holdings, Inc.	610,800	$7,868,238
Proto Corp.	1,137,400	12,328,627

		$20,196,865
Brokerage & Asset Managers - 2.7%
ASX Ltd.	272,411	$14,929,121
Daiwa Securities Group, Inc.	2,388,000	10,695,988
Euronext N.V.	136,239	11,144,452
Hargreaves Lansdown PLC	855,872	21,878,094
IG Group Holdings PLC	1,379,925	10,224,234
Japan Exchange Group, Inc.	145,300	2,299,133
Rathbone Brothers PLC	944,140	25,771,254
Schroders PLC	1,228,191	46,436,257
TMX Group Ltd.	493,260	42,570,365

		$185,948,898
Business Services - 7.5%
Aeon Delight Co. Ltd.	295,700	$9,270,964
Amadeus Fire AG	183,730	20,306,010
AS ONE Corp.	163,600	13,541,919
Ashtead Group PLC	521,672	14,521,789
Auto Trader Group PLC	5,377,355	33,719,806
Babcock International Group PLC	1,548,854	10,626,515
Bapcor Ltd.	1,942,581	9,650,027
Brenntag AG	445,101	21,540,120
Bunzl PLC	1,143,030	29,865,015
Cerved Information Solutions S.p.A.	5,092,614	44,405,557
Compass Group PLC	2,792,166	71,854,942
DKSH Holding Ltd.	50,944	2,542,989
Doshisha Co. Ltd.	141,800	2,246,079
Edenred	202,894	9,736,984

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Electrocomponents PLC	2,616,212	$20,709,522
Elior Group	766,815	10,188,280
Intertek Group PLC	700,519	47,183,280
IPH Ltd.	6,860,020	40,396,777
Meitec Corp.	371,900	18,287,440
Midland IC&I Ltd. (a)	21,556,500	330,043
Nomura Research Institute Ltd.	2,692,500	53,760,798
SAN-AI OIL Co. Ltd.	479,300	4,747,822
Sodexo	218,000	24,473,737
Sohgo Security Services Co. Ltd.	204,800	10,773,192

		$524,679,607
Cable TV - 0.2%
NOS, SGPS S.A.	2,937,264	$16,039,369

Chemicals - 0.2%
Orica Ltd.	1,096,864	$16,687,000

Computer Software - 3.7%
Fuji Soft, Inc.	129,900	$5,515,736
OBIC Business Consultants Co. Ltd.	365,800	14,904,483
OBIC Co. Ltd.	1,687,700	193,142,713
Oracle Corp.	99,800	8,700,430
SCSK Corp.	267,000	12,586,381
Wisetech Global Ltd.	1,128,543	26,454,190

		$261,303,933
Computer Software - Systems - 3.3%
Amadeus IT Group S.A.	1,659,120	$118,845,276
Comture Corp.	667,200	12,628,965
EMIS Group PLC	543,548	6,790,125
Globant S.A. (a)	48,985	4,486,046
Linx S.A.	2,347,200	18,269,401
NS Solutions Corp.	723,500	23,729,048
Temenos AG	104,582	17,499,318
Venture Corp. Ltd.	2,727,700	30,214,584

		$232,462,763
Conglomerates - 0.9%
Ansell Ltd.	1,332,982	$24,697,909
DCC PLC	409,413	35,720,820

		$60,418,729

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 2.4%
Bellway PLC	438,705	$18,048,649
CEMEX Latam Holdings S.A. (a)	1,901,177	2,368,276
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	1,487,700	8,611,219
Forterra PLC	1,273,052	4,453,225
Geberit AG	36,594	17,474,776
Ibstock PLC	3,340,097	9,700,300
PT Indocement Tunggal Prakarsa Tbk	20,153,800	26,667,746
Reliance Worldwide Corp. (l)	9,939,050	27,034,697
Rinnai Corp.	89,900	6,074,537
Somfy S.A.	64,885	5,869,877
Techtronic Industries Co. Ltd.	4,956,000	34,780,946
Toto Ltd.	145,700	5,491,772

		$166,576,020
Consumer Products - 2.5%
Beiersdorf AG	195,187	$23,018,908
Dabur India Ltd.	3,441,839	21,736,831
Essity AB	1,162,842	33,937,709
Kobayashi Pharmaceutical Co. Ltd.	273,600	20,913,223
Lion Corp.	1,082,500	21,334,636
Milbon Co. Ltd.	220,292	10,900,300
Mitsubishi Pencil Co. Ltd.	231,500	3,690,008
PZ Cussons	404,893	1,008,118
Uni-Charm Corp.	1,169,800	37,077,619

		$173,617,352
Consumer Services - 2.1%
51job, Inc., ADR (a)	436,169	$32,276,506
Anima Holdings S.A.	2,733,658	13,599,372
Asante, Inc.	170,200	3,102,559
Heian Ceremony Service Co.	363,967	2,843,771
Kakaku.com, Inc.	289,200	7,149,636
Kroton Educacional S.A.	2,301,416	6,192,573
Localiza Rent a Car S.A.	1,287,984	14,092,048
MakeMyTrip Ltd. (a)	1,069,505	24,267,068
Moneysupermarket.com Group PLC	6,696,787	31,157,585
Park24 Co. Ltd.	358,200	8,308,584
Rakuten	119,300	1,175,071
Webjet Ltd. (l)	805,386	5,930,624

		$150,095,397
Containers - 1.4%
Fuji Seal International, Inc.	1,662,300	$41,955,299
Gerresheimer AG	213,917	15,341,851

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - continued
Lock & Lock Co. Ltd.	506,486	$5,245,452
Mayr-Melnhof Karton AG	148,502	17,869,317
Viscofan S.A.	359,298	16,839,525

		$97,251,444
Electrical Equipment - 2.6%
Advantech Co. Ltd.	2,011,748	$17,752,522
Bharat Heavy Electricals Ltd.	14,453,222	9,870,859
Cembre S.p.A.	542,886	12,633,192
IMI PLC	973,218	11,489,947
Legrand S.A.	586,196	41,836,764
LS Industrial Systems Co. Ltd.	663,084	26,763,843
OMRON Corp.	208,121	11,485,123
Spectris PLC	339,818	10,211,599
Voltronic Power Technology Corp.	1,816,612	37,474,631

		$179,518,480
Electronics - 2.4%
Amano Corp.	246,720	$7,557,033
ASM International N.V.	295,075	27,170,204
ASM Pacific Technology Ltd.	1,578,700	19,393,909
Halma PLC	1,141,329	27,659,457
Hirose Electric Co. Ltd.	87,800	10,831,917
Infineon Technologies AG	554,339	9,976,580
Iriso Electronics Co. Ltd.	218,500	10,549,211
JEOL Ltd.	504,000	12,052,234
Kardex AG	86,904	11,998,769
Silicon Motion Technology Corp., ADR	629,098	22,238,614
Tripod Technology Corp.	2,467,000	8,866,235
Zuken, Inc.	2,300	39,565

		$168,333,728
Energy - Independent - 0.3%
Caltex Australia Ltd.	455,134	$8,116,966
Gran Tierra Energy, Inc. (a)	2,492,939	3,085,949
Seven Generations Energy Ltd. (a)	713,338	4,533,574
TORC Oil & Gas Ltd. (l)	771,099	2,229,165

		$17,965,654
Energy - Integrated - 0.2%
Cairn Energy PLC (a)	2,679,393	$6,322,045
Galp Energia SGPS S.A.	438,166	6,602,530

		$12,924,575

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - 0.1%
JGC Corp.	257,000	$3,388,797
Toshiba Plant Kensetsu Co. Ltd.	291,000	4,870,736

		$8,259,533
Entertainment - 1.7%
CTS Eventim AG	1,404,103	$79,121,786
Merlin Entertainments PLC (a)	3,404,264	18,936,164
PVR Ltd.	911,419	23,704,754

		$121,762,704
Food & Beverages - 4.8%
Arca Continental S.A.B. de C.V.	1,893,799	$10,236,725
ARIAKE JAPAN Co. Ltd.	143,600	11,182,539
AVI Ltd.	4,871,301	26,461,666
BRF S.A. (a)	759,900	6,986,409
Britvic PLC	728,348	8,807,638
Coca-Cola HBC AG	320,235	10,461,803
Ezaki Glico Co. Ltd.	454,000	18,866,014
Greencore Group PLC	1,315,340	3,655,044
Grupo Lala S.A.B. de C.V. (l)	5,125,977	5,878,223
Kerry Group PLC	229,702	26,864,024
Kikkoman Corp.	264,600	12,702,960
Morinaga & Co. Ltd.	442,000	21,461,272
Mowi A.S.A.	488,346	11,267,066
Orion Corp./Republic of Korea	403,852	33,222,453
P/f Bakkafrost	811,217	47,883,083
Ridley Corp. NPV	11,316,502	7,599,882
S Foods, Inc.	557,300	15,434,160
Shenguan Holdings Group Ltd.	13,203,505	496,961
Tata Global Beverages Ltd.	6,500,523	25,316,421
Tate & Lyle PLC	488,682	4,422,322
Tingyi (Cayman Islands) Holdings Corp.	19,414,000	27,425,571

		$336,632,236
Food & Drug Stores - 1.1%
Cosmos Pharmaceutical Corp.	56,200	$10,993,110
Dairy Farm International Holdings Ltd.	5,301,209	33,397,617
Japan Meat Co. Ltd.	253,700	5,302,551
Matsumotokiyoshi Holdings Co. Ltd.	90,800	3,340,001
San-A Co. Ltd.	87,700	3,879,883
Spencer’s Retail Ltd. (a)	723,473	750,844
Sundrug Co. Ltd.	560,200	17,615,537

		$75,279,543

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Forest & Paper Products - 0.2%
Suzano S.A.	1,375,800	$11,142,293

Furniture & Appliances - 0.5%
SEB S.A.	179,882	$27,311,490
Zojirushi Corp. (l)	751,300	9,969,502

		$37,280,992
Gaming & Lodging - 1.5%
Dalata Hotel Group PLC	2,408,975	$12,865,745
Flutter Entertainment PLC	495,580	46,370,802
Genting Berhad	13,067,100	17,937,517
Shangri-La Asia Ltd.	22,020,000	22,514,236
Tabcorp Holdings Ltd.	2,451,737	8,025,779

		$107,714,079
General Merchandise - 1.9%
B&M European Value Retail S.A.	3,400,790	$15,864,388
Dollarama, Inc.	2,072,885	74,209,862
Lojas Renner S.A.	1,412,510	17,157,699
Magazine Luiza S.A.	942,400	8,401,183
Seria Co. Ltd.	609,100	14,847,619

		$130,480,751
Health Maintenance Organizations - 0.2%
Notre Dame Intermedica Participacoes S.A.	924,208	$12,067,121

Insurance - 2.2%
Admiral Group PLC	354,924	$9,242,884
AUB Group Ltd.	2,784,190	21,948,927
Hiscox Ltd.	2,884,362	58,871,355
Samsung Fire & Marine Insurance Co. Ltd.	168,976	31,447,976
Sony Financial Holdings, Inc.	876,900	19,099,437
Steadfast Group Ltd.	5,674,742	13,597,092

		$154,207,671
Internet - 1.5%
PChome Online, Inc. (a)	4,918,504	$20,530,428
Rightmove PLC	8,150,419	55,177,538
Scout24 AG	516,319	29,432,447

		$105,140,413
Leisure & Toys - 0.1%
Thule Group AB	569,392	$10,781,606

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 4.3%
Aalberts N.V.	567,882	$22,505,494
Doosan Bobcat, Inc.	1,102,777	32,702,916
Fujitsu General Ltd.	524,400	8,766,865
GEA Group AG	1,757,939	47,460,945
Haitian International Holdings Ltd.	16,517,000	33,714,399
MISUMI Group, Inc.	225,900	5,366,524
MonotaRO Co. Ltd.	581,000	15,312,267
Nabtesco Corp.	482,500	15,083,687
Nissei ASB Machine Co. Ltd. (l)	233,300	7,377,679
NOHMI BOSAI Ltd.	294,400	5,656,932
Obara Group, Inc.	128,500	4,369,508
PT United Tractors Tbk	21,209,700	30,742,485
Rotork PLC	1,912,024	7,323,144
Shima Seiki Manufacturing Ltd.	191,900	4,434,772
Spirax-Sarco Engineering PLC	250,662	24,178,404
T.K. Corp.	828,332	7,270,586
THK Co. Ltd.	230,800	6,118,995
VAT Group AG	83,494	10,528,250
Weir Group PLC	645,392	11,311,937

		$300,225,789
Major Banks - 0.1%
Bank of Ireland	1,062,471	$4,215,266

Medical & Health Technology & Services - 0.8%
Fleury S.A.	1,273,961	$8,100,711
Hogy Medical Co. Ltd.	79,600	2,285,403
Instituto Hermes Pardini S.A.	760,100	4,372,228
Miraca Holdings, Inc.	99,000	2,267,094
Ramsay Health Care Ltd.	357,306	15,644,288
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	1,645,416	1,474,377
Sonic Healthcare Ltd.	1,262,430	23,958,745

		$58,102,846
Medical Equipment - 2.6%
Demant A/S (a)	301,880	$7,732,151
EIKEN CHEMICAL Co. Ltd.	584,200	8,872,712
Nakanishi, Inc.	1,674,900	26,466,264
Nihon Kohden Corp.	521,600	15,316,347
Sagami Rubber Industries Co. Ltd. (l)	264,700	3,738,237
Shimadzu Corp.	624,700	15,877,503
Smith & Nephew PLC	1,994,014	48,029,583
Sonova Holding AG	134,496	31,264,037

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Terumo Corp.	733,200	$23,598,021

		$180,894,855
Metals & Mining - 0.3%
Iluka Resources Ltd.	2,098,560	$11,377,902
MOIL Ltd.	6,090,545	11,769,406

		$23,147,308
Natural Gas - Distribution - 0.4%
Italgas S.p.A.	4,294,940	$27,722,480

Network & Telecom - 0.5%
VTech Holdings Ltd.	3,825,465	$33,463,638

Oil Services - 0.3%
Aker Solutions ASA (a)	3,679,848	$9,942,201
TechnipFMC PLC	502,950	12,065,669

		$22,007,870
Other Banks & Diversified Financials - 4.7%
Aeon Financial Service Co. Ltd.	1,311,900	$19,849,919
AEON Thana Sinsap Public Co. Ltd.	2,759,200	18,764,545
Banco Macro S.A., ADR	28,241	734,831
Bancolombia S.A., ADR	188,347	9,313,759
Chiba Bank Ltd.	2,538,451	13,134,313
Credicorp Ltd.	133,547	27,836,537
E.Sun Financial Holding Co. Ltd.	54,363,860	45,898,068
Federal Bank Ltd.	26,502,621	33,806,653
FinecoBank, S.p.A.	2,502,438	26,489,793
Grupo Financiero Inbursa S.A. de C.V.	5,288,278	6,726,248
Julius Baer Group Ltd.	435,158	19,280,283
Jyske Bank (a)	678,847	21,931,378
Komercni Banka A.S.	406,450	13,741,023
Metropolitan Bank & Trust Co.	24,094,175	31,797,059
Shizuoka Bank Ltd.	1,025,000	7,678,939
Shriram Transport Finance Co. Ltd.	1,931,725	29,193,065
Sydbank A.S.	325,271	5,736,208

		$331,912,621
Pharmaceuticals - 1.7%
Genomma Lab Internacional S.A., “B” (a)(l)	9,753,419	$9,351,104
Kalbe Farma Tbk PT	333,929,300	39,403,422
Santen Pharmaceutical Co. Ltd.	2,042,300	35,630,904
Virbac S.A. (a)	109,089	24,969,326

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Yunnan Baiyao Group Co. Ltd.	646,117	$6,883,503

		$116,238,259
Pollution Control - 0.4%
Daiseki Co. Ltd.	965,500	$24,816,724

Precious Metals & Minerals - 0.5%
Agnico-Eagle Mines Ltd.	598,138	$32,054,797

Printing & Publishing - 0.1%
China Literature Ltd. (a)	1,547,400	$5,231,529

Railroad & Shipping - 0.4%
DFDS A/S (a)	201,472	$7,311,869
Sankyu, Inc.	312,100	16,287,590
Senko Group Holdings Co. Ltd.	657,300	5,138,663

		$28,738,122
Real Estate - 4.2%
Ascendas India Trust, REIT	23,540,300	$26,569,380
City Developments Ltd.	4,876,000	34,755,743
Concentradora Fibra Danhos S.A. de C.V., REIT	6,724,842	9,361,073
Deutsche Wohnen SE	547,327	19,978,763
Embassy Office Parks REIT	2,472,000	14,006,260
Hibernia PLC, REIT	4,778,191	7,655,744
LEG Immobilien AG	683,969	78,276,660
Midland Holdings Ltd. (a)(h)	43,113,000	5,372,769
Multiplan Empreendimentos Imobiliarios S.A.	3,219,285	22,353,186
Prologis Peroperty Mexico S.A. de C.V., REIT	4,441,245	9,236,277
Shaftesbury PLC, REIT	1,314,662	14,685,381
TAG Immobilien AG	710,764	16,222,160
Unite Group PLC, REIT	2,721,299	36,538,026

		$295,011,422
Restaurants - 1.3%
Cafe de Coral Holdings Ltd.	11,822,000	$31,528,105
Greggs PLC	1,552,203	39,887,883
Whitbread PLC	312,265	16,486,616

		$87,902,604
Specialty Chemicals - 6.5%
Air Water, Inc.	376,000	$6,761,323
Croda International PLC	1,886,807	112,748,280
Elementis PLC	956,822	1,739,985

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - continued
Essentra PLC	5,724,110	$29,954,065
IMCD Group N.V.	218,300	16,143,963
Japan Pure Chemical Co. Ltd.	41,700	967,526
Kansai Paint Co. Ltd.	1,037,000	24,237,973
Nihon Parkerizing Co. Ltd.	1,049,600	11,477,423
NOF Corp.	83,600	2,770,955
Orbia Advance Corp S.A.B. de C.V.	5,840,795	11,398,045
PT Astra Agro Lestari Tbk	15,352,000	11,653,244
PTT Global Chemical PLC	6,126,700	10,767,047
Sika AG	517,126	75,647,909
SK KAKEN Co. Ltd.	19,900	8,033,619
Symrise AG	1,029,979	100,093,298
T. Hasegawa Co. Ltd.	1,154,600	21,425,908
Taisei Lamick Co. Ltd.	219,800	5,783,408
Takasago International Corp.	161,300	3,922,410
Tikkurila Oyj	145,978	2,154,332

		$457,680,713
Specialty Stores - 2.5%
ABC-Mart, Inc.	281,500	$17,885,827
Dufry AG	115,908	9,694,905
Esprit Holdings Ltd. (a)	6,185,199	1,171,796
Howden Joinery Group	3,101,903	21,373,346
Just Eat PLC (a)	5,707,242	46,889,860
Nitori Co. Ltd.	56,600	8,276,032
Ryohin Keikaku Co. Ltd.	999,000	18,747,299
Shimamura Co. Ltd.	52,800	4,197,745
Takeaway.com Holding B.V. (a)(l)	604,862	48,258,515

		$176,495,325
Telecommunications - Wireless - 1.1%
Cellnex Telecom S.A.	1,483,493	$61,281,768
Infrastrutture Wireless Italiane S.p.A. (n)	1,387,784	14,400,096

		$75,681,864
Telephone Services - 0.5%
Bezeq - The Israel Telecommunication Corp. Ltd. (a)	6,073,425	$4,021,869
Hellenic Telecommunications Organization S.A.	2,120,009	29,207,296

		$33,229,165
Tobacco - 0.4%
Swedish Match AB	651,525	$26,943,771

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - 1.3%
DSV A.S.	184,416	$17,547,916
Freightways Ltd.	1,136,246	5,773,625
Hamakyorex Co. Ltd.	114,900	3,708,769
Kintetsu World Express, Inc.	277,200	3,920,774
Mainfreight Ltd.	262,213	6,551,491
Seino Holdings Co. Ltd.	1,666,600	20,839,244
SG Holdings Co. Ltd.	700,500	17,135,931
Transcom Co. Ltd.	77,900	4,521,928
Yamato Holdings Co. Ltd.	951,800	14,392,851

		$94,392,529
Utilities - Electric Power - 0.5%
CESC Ltd.	2,391,765	$25,178,587
Equatorial Energia S.A.	321,600	7,762,612

		$32,941,199
Utilities - Water - 0.2%
Aguas Andinas S.A., “A”	16,299,206	$8,914,659
Companhia de Saneamento Basico do Estado de Sao Paulo	485,700	5,798,077

		$14,712,736
Total Common Stocks (Identified Cost, $4,960,594,499)		$6,481,567,860

Preferred Stocks - 1.1%
Consumer Products - 0.2%
Henkel AG & Co. KGaA	173,051	$17,126,418

Food & Drug Stores - 0.2%
Cia Brasileira de Distribuicao	654,700	$12,574,173

General Merchandise - 0.1%
Lojas Americanas S.A.	2,313,400	$11,113,362

Metals & Mining - 0.1%
Gerdau S.A.	1,786,200	$5,657,443

Specialty Chemicals - 0.5%
Fuchs Petrolub SE	854,382	$32,090,311
Total Preferred Stocks (Identified Cost, $65,321,956)		$78,561,707

Investment Companies (h) - 5.9%
Money Market Funds - 5.9%
MFS Institutional Money Market Portfolio, 2.09% (v) (Identified Cost, $408,906,448)	408,940,385	$408,940,385

24

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.2%

Issuer	Shares/Par	Value ($)
JPMorgan U.S. Government Money Market Fund, 1.85% (j) (Identified Cost, $16,049,030)	16,049,030	$16,049,030

Other Assets, Less Liabilities - 0.0%		1,477,155
Net Assets - 100.0%		$6,986,596,137

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $414,313,154 and $6,570,805,828, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $14,400,096, representing 0.2% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $25,069,378 of securities on loan (identified cost, $5,022,846,692)	$6,570,805,828
Investments in affiliated issuers, at value (identified cost, $428,025,241)	414,313,154
Cash	220,204
Receivables for
Investments sold	1,164,575
Fund shares sold	15,032,138
Interest and dividends	25,625,595
Other assets	2,588
Total assets	$7,027,164,082

Liabilities
Payables for
Investments purchased	$2,899,403
Fund shares reacquired	15,042,600
Collateral for securities loaned, at value (c)	16,049,030
Payable to affiliates
Investment adviser	654,789
Administrative services fee	6,315
Shareholder servicing costs	1,991,878
Distribution and service fees	38,604
Program manager fees	53
Payable for independent Trustees’ compensation	731
Deferred country tax expense payable	3,096,480
Accrued expenses and other liabilities	788,062
Total liabilities	$40,567,945
Net assets	$6,986,596,137

Net assets consist of
Paid-in capital	$5,323,002,374
Total distributable earnings (loss)	1,663,593,763
Net assets	$6,986,596,137
Shares of beneficial interest outstanding	209,534,924

(c)	Non-cash collateral is not included.

26

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,015,816,906	31,201,444	$32.56
Class B	9,834,311	313,041	31.42
Class C	60,915,616	1,977,660	30.80
Class I	2,049,196,902	61,001,259	33.59
Class R1	2,320,295	77,311	30.01
Class R2	43,493,263	1,375,029	31.63
Class R3	132,788,881	4,116,895	32.25
Class R4	276,549,643	8,498,129	32.54
Class R6	3,385,990,509	100,667,487	33.64
Class 529A	8,131,392	254,310	31.97
Class 529B	208,602	6,927	30.11
Class 529C	1,349,817	45,432	29.71

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $34.55 [100 / 94.25 x $32.56] and $33.92 [100 / 94.25 x $31.97], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$146,588,963
Dividends from affiliated issuers	8,766,700
Income on securities loaned	267,243
Other	2,184
Foreign taxes withheld	(10,415,892)
Total investment income	$145,209,198
Expenses
Management fee	$56,763,454
Distribution and service fees	4,039,116
Shareholder servicing costs	4,601,413
Program manager fees	4,910
Administrative services fee	579,866
Independent Trustees’ compensation	97,148
Custodian fee	1,650,373
Shareholder communications	357,599
Audit and tax fees	79,390
Legal fees	64,262
Miscellaneous	352,997
Total expenses	$68,590,528
Fees paid indirectly	(13,908)
Reduction of expenses by investment adviser and distributor	(651,923)
Net expenses	$67,924,697
Net investment income (loss)	$77,284,501

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $133,087 country tax)	$120,609,331
Affiliated issuers	(4,036)
Foreign currency	(489,646)
Net realized gain (loss)	$120,115,649
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $476,597 increase in deferred country tax)	$(226,592,173)
Affiliated issuers	(6,053,746)
Translation of assets and liabilities in foreign currencies	(219,703)
Net unrealized gain (loss)	$(232,865,622)
Net realized and unrealized gain (loss)	$(112,749,973)
Change in net assets from operations	$(35,465,472)

See Notes to Financial Statements

28

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/19	9/30/18
Change in net assets

From operations
Net investment income (loss)	$77,284,501	$54,100,165
Net realized gain (loss)	120,115,649	367,639,427
Net unrealized gain (loss)	(232,865,622)	33,402,824
Change in net assets from operations	$(35,465,472)	$455,142,416
Total distributions to shareholders	$(368,030,292)	$(163,806,613)
Change in net assets from fund share transactions	$852,699,261	$275,242,271
Total change in net assets	$449,203,497	$566,578,074

Net assets
At beginning of period	6,537,392,640	5,970,814,566
At end of period	$6,986,596,137	$6,537,392,640

See Notes to Financial Statements

29

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$35.00	$33.42	$29.34		$26.70	$27.64

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.22	$0.20	(c)	$0.26	$0.25
Net realized and unrealized gain (loss)	(0.82)	2.22	4.54		2.62	(0.88)
Total from investment operations	$(0.53)	$2.44	$4.74		$2.88	$(0.63)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.28)	$(0.36)		$(0.24)	$(0.31)
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(1.91)	$(0.86)	$(0.66)		$(0.24)	$(0.31)
Net asset value, end of period (x)	$32.56	$35.00	$33.42		$29.34	$26.70
Total return (%) (r)(s)(t)(x)	(0.85)	7.40	16.69	(c)	10.87	(2.30)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.30	1.33	(c)	1.37	1.37
Expenses after expense reductions (f)	1.28	1.29	1.30	(c)	1.33	1.32
Net investment income (loss)	0.90	0.62	0.68	(c)	0.92	0.88
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$1,015,817	$1,163,703	$1,224,654		$1,359,996	$1,405,724

See Notes to Financial Statements

30

Financial Highlights – continued

Class B	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$33.86	$32.36	$28.40		$25.83	$26.68

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.05)	$(0.02	)(c)	$0.04	$0.03
Net realized and unrealized gain (loss)	(0.77)	2.16	4.41		2.55	(0.85)
Total from investment operations	$(0.73)	$2.11	$4.39		$2.59	$(0.82)

Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$(0.13)		$(0.02)	$(0.03)
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(1.71)	$(0.61)	$(0.43)		$(0.02)	$(0.03)
Net asset value, end of period (x)	$31.42	$33.86	$32.36		$28.40	$25.83
Total return (%) (r)(s)(t)(x)	(1.57)	6.59	15.81	(c)	10.04	(3.06)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.05	2.07	(c)	2.12	2.12
Expenses after expense reductions (f)	2.03	2.03	2.05	(c)	2.08	2.07
Net investment income (loss)	0.12	(0.14)	(0.06	)(c)	0.16	0.11
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$9,834	$13,212	$15,120		$17,469	$18,975

Class C	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$33.24	$31.78	$27.93		$25.42	$26.32

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.08)	$(0.01	)(c)	$0.05	$0.03
Net realized and unrealized gain (loss)	(0.76)	2.15	4.32		2.50	(0.83)
Total from investment operations	$(0.73)	$2.07	$4.31		$2.55	$(0.80)

Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$(0.16)		$(0.04)	$(0.10)
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(1.71)	$(0.61)	$(0.46)		$(0.04)	$(0.10)
Net asset value, end of period (x)	$30.80	$33.24	$31.78		$27.93	$25.42
Total return (%) (r)(s)(t)(x)	(1.60)	6.58	15.81	(c)	10.06	(3.04)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.04	2.07	(c)	2.12	2.12
Expenses after expense reductions (f)	2.03	2.03	2.05	(c)	2.08	2.07
Net investment income (loss)	0.10	(0.25)	(0.04	)(c)	0.17	0.12
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$60,916	$84,044	$152,036		$166,306	$166,327

See Notes to Financial Statements

31

Financial Highlights – continued

Class I	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$36.06	$34.41	$30.20		$27.48	$28.45

Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.32	$0.32	(c)	$0.33	$0.33
Net realized and unrealized gain (loss)	(0.86)	2.27	4.63		2.71	(0.92)
Total from investment operations	$(0.47)	$2.59	$4.95		$3.04	$(0.59)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.36)	$(0.44)		$(0.32)	$(0.38)
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(2.00)	$(0.94)	$(0.74)		$(0.32)	$(0.38)
Net asset value, end of period (x)	$33.59	$36.06	$34.41		$30.20	$27.48
Total return (%) (r)(s)(t)(x)	(0.62)	7.65	16.98	(c)	11.14	(2.07)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.07	(c)	1.12	1.12
Expenses after expense reductions (f)	1.03	1.04	1.05	(c)	1.08	1.07
Net investment income (loss)	1.18	0.87	1.03	(c)	1.15	1.13
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$2,049,197	$2,094,665	$1,876,295		$1,670,850	$1,779,171

Class R1	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$32.44	$31.03	$27.32		$24.82	$25.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.07)	$(0.01	)(c)	$0.05	$0.02
Net realized and unrealized gain (loss)	(0.76)	2.09	4.21		2.45	(0.81)
Total from investment operations	$(0.72)	$2.02	$4.20		$2.50	$(0.79)

Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$(0.19)		$—	$—
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(1.71)	$(0.61)	$(0.49)		$—	$—
Net asset value, end of period (x)	$30.01	$32.44	$31.03		$27.32	$24.82
Total return (%) (r)(s)(t)(x)	(1.61)	6.59	15.79	(c)	10.07	(3.08)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.05	2.07	(c)	2.12	2.12
Expenses after expense reductions (f)	2.03	2.04	2.05	(c)	2.08	2.07
Net investment income (loss)	0.14	(0.21)	(0.02	)(c)	0.19	0.06
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$2,320	$2,471	$3,928		$3,265	$3,260

See Notes to Financial Statements

32

Financial Highlights – continued

Class R2	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$34.02	$32.51	$28.56		$25.98	$26.90

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.12	$0.13	(c)	$0.18	$0.16
Net realized and unrealized gain (loss)	(0.81)	2.17	4.41		2.57	(0.85)
Total from investment operations	$(0.59)	$2.29	$4.54		$2.75	$(0.69)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.20)	$(0.29)		$(0.17)	$(0.23)
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(1.80)	$(0.78)	$(0.59)		$(0.17)	$(0.23)
Net asset value, end of period (x)	$31.63	$34.02	$32.51		$28.56	$25.98
Total return (%) (r)(s)(t)(x)	(1.10)	7.13	16.37	(c)	10.61	(2.57)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.55	1.57	(c)	1.62	1.62
Expenses after expense reductions (f)	1.53	1.54	1.55	(c)	1.58	1.57
Net investment income (loss)	0.71	0.35	0.46	(c)	0.66	0.60
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$43,493	$48,630	$52,892		$54,065	$60,527

Class R3	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$34.69	$33.14	$29.11		$26.50	$27.45

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.20	$0.22	(c)	$0.25	$0.24
Net realized and unrealized gain (loss)	(0.83)	2.21	4.48		2.61	(0.88)
Total from investment operations	$(0.54)	$2.41	$4.70		$2.86	$(0.64)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.28)	$(0.37)		$(0.25)	$(0.31)
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(1.90)	$(0.86)	$(0.67)		$(0.25)	$(0.31)
Net asset value, end of period (x)	$32.25	$34.69	$33.14		$29.11	$26.50
Total return (%) (r)(s)(t)(x)	(0.88)	7.39	16.70	(c)	10.85	(2.33)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.30	1.32	(c)	1.37	1.37
Expenses after expense reductions (f)	1.28	1.29	1.30	(c)	1.33	1.32
Net investment income (loss)	0.92	0.58	0.73	(c)	0.92	0.88
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$132,789	$146,726	$174,621		$157,360	$145,450
See Notes to Financial Statements

33

Financial Highlights – continued

Class R4	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$35.00	$33.43	$29.36		$26.72	$27.67

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.31	$0.29	(c)	$0.32	$0.32
Net realized and unrealized gain (loss)	(0.82)	2.21	4.52		2.64	(0.89)
Total from investment operations	$(0.46)	$2.52	$4.81		$2.96	$(0.57)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.37)	$(0.44)		$(0.32)	$(0.38)
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(2.00)	$(0.95)	$(0.74)		$(0.32)	$(0.38)
Net asset value, end of period (x)	$32.54	$35.00	$33.43		$29.36	$26.72
Total return (%) (r)(s)(t)(x)	(0.61)	7.65	16.98	(c)	11.16	(2.07)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.07	(c)	1.12	1.12
Expenses after expense reductions (f)	1.03	1.04	1.05	(c)	1.08	1.07
Net investment income (loss)	1.14	0.87	0.96	(c)	1.15	1.15
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$276,550	$318,571	$330,370		$312,467	$337,705

Class R6	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$36.11	$34.45	$30.24		$27.51	$28.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	$0.37	$0.35	(c)	$0.38	$0.37
Net realized and unrealized gain (loss)	(0.87)	2.27	4.64		2.70	(0.93)
Total from investment operations	$(0.43)	$2.64	$4.99		$3.08	$(0.56)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.40)	$(0.48)		$(0.35)	$(0.41)
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(2.04)	$(0.98)	$(0.78)		$(0.35)	$(0.41)
Net asset value, end of period (x)	$33.64	$36.11	$34.45		$30.24	$27.51
Total return (%) (r)(s)(t)(x)	(0.47)	7.79	17.10	(c)	11.30	(1.96)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.93	0.96	(c)	1.00	1.00
Expenses after expense reductions (f)	0.91	0.92	0.94	(c)	0.95	0.95
Net investment income (loss)	1.34	1.02	1.13	(c)	1.32	1.27
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$3,385,991	$2,654,886	$2,131,042		$1,027,737	$872,671

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529A	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$34.42	$32.89	$28.90		$26.31	$27.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.22	$0.22	(c)	$0.25	$0.24
Net realized and unrealized gain (loss)	(0.83)	2.18	4.44		2.59	(0.87)
Total from investment operations	$(0.54)	$2.40	$4.66		$2.84	$(0.63)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.29)	$(0.37)		$(0.25)	$(0.31)
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(1.91)	$(0.87)	$(0.67)		$(0.25)	$(0.31)
Net asset value, end of period (x)	$31.97	$34.42	$32.89		$28.90	$26.31
Total return (%) (r)(s)(t)(x)	(0.88)	7.41	16.67	(c)	10.87	(2.31)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.36	1.42	(c)	1.47	1.47
Expenses after expense reductions (f)	1.29	1.29	1.30	(c)	1.33	1.33
Net investment income (loss)	0.91	0.64	0.74	(c)	0.93	0.88
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$8,131	$8,529	$7,540		$6,193	$5,911

Class 529B	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$32.70	$31.15	$27.51		$24.85	$25.67

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.20	$0.08	(c)	$0.20	$0.01
Net realized and unrealized gain (loss)	(0.77)	2.08	4.22		2.46	(0.80)
Total from investment operations	$(0.72)	$2.28	$4.30		$2.66	$(0.79)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)	$(0.36)		$—	$(0.03)
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(1.87)	$(0.73)	$(0.66)		$—	$(0.03)
Net asset value, end of period (x)	$30.11	$32.70	$31.15		$27.51	$24.85
Total return (%) (r)(s)(t)(x)	(1.55)	7.43	16.19	(c)	10.70	(3.06)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	1.31	1.79	(c)	1.61	2.22
Expenses after expense reductions (f)	1.95	1.27	1.71	(c)	1.50	2.11
Net investment income (loss)	0.17	0.62	0.30	(c)	0.76	0.04
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$209	$269	$297		$330	$344

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529C	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$32.15	$30.78	$27.08		$24.66	$25.56

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.06)	$(0.02	)(c)	$0.04	$0.02
Net realized and unrealized gain (loss)	(0.76)	2.06	4.18		2.43	(0.80)
Total from investment operations	$(0.73)	$2.00	$4.16		$2.47	$(0.78)

Less distributions declared to shareholders
From net investment income	$—	$(0.05)	$(0.16)		$(0.05)	$(0.12)
From net realized gain	(1.71)	(0.58)	(0.30)		—	—
Total distributions declared to shareholders	$(1.71)	$(0.63)	$(0.46)		$(0.05)	$(0.12)
Net asset value, end of period (x)	$29.71	$32.15	$30.78		$27.08	$24.66
Total return (%) (r)(s)(t)(x)	(1.66)	6.56	15.75	(c)	10.03	(3.08)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.11	2.17	(c)	2.22	2.22
Expenses after expense reductions (f)	2.08	2.08	2.10	(c)	2.12	2.12
Net investment income (loss)	0.09	(0.20)	(0.08	)(c)	0.14	0.09
Portfolio turnover	14	21	17		13	15
Net assets at end of period (000 omitted)	$1,350	$1,686	$2,020		$1,909	$1,965

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

37

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

38

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$292,916,346	$1,135,427,012	$—	$1,428,343,358
United Kingdom	1,156,574,989	—	—	1,156,574,989
Germany	575,057,708	—	—	575,057,708
Australia	152,572,507	135,143,237	—	287,715,744
India	214,387,938	33,506,236	—	247,894,174
Hong Kong	41,730,953	174,366,073	—	216,097,026
Spain	208,929,249	—	—	208,929,249
Switzerland	206,011,148	—	—	206,011,148
Brazil	199,470,667	—	—	199,470,667
Other Countries	1,621,225,380	412,810,124	—	2,034,035,504
Mutual Funds	424,989,415	—	—	424,989,415
Total	$5,093,866,300	$1,891,252,682	$—	$6,985,118,982

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower

39

Notes to Financial Statements – continued

default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $25,069,378. The fair value of the fund’s investment securities on loan and a related liability of $16,049,030 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $10,546,984 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2019, is shown as a reduction of total expenses in the Statement of Operations.

40

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/19	Year ended 9/30/18
Ordinary income (including any short-term capital gains)	$64,579,660	$81,770,974
Long-term capital gains	303,450,632	82,035,639

Total distributions	$368,030,292	$163,806,613

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/19

Cost of investments	$5,512,321,601
Gross appreciation	1,917,191,553

Gross depreciation	(444,394,172)
Net unrealized appreciation (depreciation)	$1,472,797,381

Undistributed ordinary income	86,898,235
Undistributed long-term capital gain	106,050,323
Other temporary differences	(2,152,176)

41

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 9/30/19	Year ended 9/30/18
Class A	$62,150,447	$29,805,589
Class B	650,897	278,995
Class C	4,078,231	2,805,949
Class I	115,003,468	52,258,841
Class R1	132,056	65,039
Class R2	2,247,366	1,237,348
Class R3	8,026,352	4,433,730
Class R4	17,885,611	9,356,644
Class R6	157,283,589	63,312,919
Class 529A	469,327	203,688
Class 529B	15,379	6,920
Class 529C	87,569	40,951
Total	$368,030,292	$163,806,613

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.975%
In excess of $500 million and up to $1 billion	0.925%
In excess of $1 billion and up to $3 billion	0.90%
In excess of $3 billion and up to $5 billion	0.85%
In excess of $5 billion and up to $10 billion	0.80%
In excess of $10 billion	0.75%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2019, this management fee reduction amounted to $631,110, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2019 was equivalent to an annual effective rate of 0.86% of the fund’s average daily net assets.

42

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $120,714 and $3,048 for the year ended September 30, 2019, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,620,464
Class B	0.75%	0.25%	1.00%	1.00%	112,416
Class C	0.75%	0.25%	1.00%	1.00%	688,463
Class R1	0.75%	0.25%	1.00%	1.00%	22,645
Class R2	0.25%	0.25%	0.50%	0.50%	215,659
Class R3	—	0.25%	0.25%	0.25%	342,135
Class 529A	—	0.25%	0.25%	0.21%	20,196
Class 529B	0.75%	0.25%	1.00%	0.87%	2,012
Class 529C	0.75%	0.25%	1.00%	1.00%	15,126
Total Distribution and Service Fees					$4,039,116

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2019, this rebate amounted to $16,631, $315, $316, $1, $17, $78, $3,386, $23, and $46 for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period April 1, 2019 through May 31, 2019, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341. Effective June 1, 2019, the distribution fee of 0.75% was reinstated.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in

43

Notes to Financial Statements – continued

the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2019, were as follows:

Amount
Class A	$13,113
Class B	7,164
Class C	6,250
Class 529B	—
Class 529C	6

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2019, were as follows:

Fee
Class 529A	$4,039
Class 529B	114
Class 529C	757
Total Program Manager Fees	$4,910

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2019, the fee was $206,147, which equated to 0.0032% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,395,266.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2019 was equivalent to an annual effective rate of 0.0089% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay

44

Notes to Financial Statements – continued

compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan, which terminated on December 31, 2018, resulted in a net decrease in expense of $245 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2019.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended September 30, 2019, the fee paid by the fund under this agreement was $10,979 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,441,252 and $978,832, respectively. The sales transactions resulted in net realized gains (losses) of $(6,358).

(4) Portfolio Securities

For the year ended September 30, 2019, purchases and sales of investments, other than short-term obligations, aggregated $1,349,367,740 and $883,236,013, respectively.

45

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/19		Year ended 9/30/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	4,800,291	$152,094,394	6,555,105	$230,678,813
Class B	41,626	1,260,250	43,169	1,470,168
Class C	210,535	6,294,886	473,025	15,845,578
Class I	25,396,305	834,838,227	16,558,175	597,541,984
Class R1	31,603	940,198	33,310	1,087,975
Class R2	524,828	16,205,806	422,585	14,490,548
Class R3	898,563	28,414,764	1,002,503	34,839,942
Class R4	2,046,856	63,717,424	2,908,698	102,106,126
Class R6	30,497,869	1,006,616,218	20,953,786	757,098,221
Class 529A	35,818	1,124,989	41,156	1,423,100
Class 529B	581	17,339	1,057	34,620
Class 529C	5,969	174,459	9,620	311,044
	64,490,844	$2,111,698,954	49,002,189	$1,756,928,119

Shares issued to shareholders in reinvestment of distributions
Class A	1,939,000	$56,366,740	829,311	$27,964,358
Class B	22,816	643,863	8,344	273,848
Class C	133,835	3,703,205	84,593	2,724,748
Class I	3,258,598	97,562,421	1,264,484	43,839,647
Class R1	4,897	132,037	2,069	65,039
Class R2	70,768	2,002,751	35,779	1,174,978
Class R3	278,693	8,026,352	132,666	4,433,688
Class R4	586,124	16,997,589	260,003	8,749,106
Class R6	4,999,594	149,737,848	1,737,606	60,277,572
Class 529A	16,439	469,327	6,142	203,688
Class 529B	569	15,379	220	6,920
Class 529C	3,280	87,569	1,314	40,951
	11,314,613	$335,745,081	4,362,531	$149,754,543

Shares reacquired
Class A	(8,788,160)	$(279,390,465)	(10,779,950)	$(376,937,771)
Class B	(141,535)	(4,339,305)	(128,593)	(4,377,889)
Class C	(895,003)	(27,027,561)	(2,813,801)	(94,671,170)
Class I	(25,740,731)	(844,901,220)	(14,267,477)	(513,141,694)
Class R1	(35,360)	(1,022,229)	(85,798)	(2,769,756)
Class R2	(649,983)	(20,242,311)	(655,695)	(22,336,872)
Class R3	(1,290,262)	(40,756,378)	(2,174,857)	(75,774,692)
Class R4	(3,236,361)	(102,745,711)	(3,950,700)	(139,030,483)
Class R6	(8,345,483)	(272,338,063)	(11,030,833)	(400,541,400)
Class 529A	(45,742)	(1,440,979)	(28,714)	(991,042)
Class 529B	(2,446)	(71,714)	(2,592)	(85,121)
Class 529C	(16,255)	(468,838)	(24,112)	(782,501)
	(49,187,321)	$(1,594,744,774)	(45,943,122)	$(1,631,440,391)

46

Notes to Financial Statements – continued

	Year ended 9/30/19		Year ended 9/30/18

	Shares	Amount	Shares	Amount
Net change
Class A	(2,048,869)	$(70,929,331)	(3,395,534)	$(118,294,600)
Class B	(77,093)	(2,435,192)	(77,080)	(2,633,873)
Class C	(550,633)	(17,029,470)	(2,256,183)	(76,100,844)
Class I	2,914,172	87,499,428	3,555,182	128,239,937
Class R1	1,140	50,006	(50,419)	(1,616,742)
Class R2	(54,387)	(2,033,754)	(197,331)	(6,671,346)
Class R3	(113,006)	(4,315,262)	(1,039,688)	(36,501,062)
Class R4	(603,381)	(22,030,698)	(781,999)	(28,175,251)
Class R6	27,151,980	884,016,003	11,660,559	416,834,393
Class 529A	6,515	153,337	18,584	635,746
Class 529B	(1,296)	(38,996)	(1,315)	(43,581)
Class 529C	(7,006)	(206,810)	(13,178)	(430,506)
	26,618,136	$852,699,261	7,421,598	$275,242,271

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

Effective at the close of business on November 29, 2019, the fund will be closed to new investors with certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 27%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Moderate Allocation Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks

47

Notes to Financial Statements – continued

for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2019, the fund’s commitment fee and interest expense were $38,042 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$311,703,579	$955,769,792	$858,557,600	$(4,036)	$28,650	$408,940,385
Midland Holdings Ltd.	11,455,165	—	—	—	(6,082,396)	5,372,769
	$323,158,744	$955,769,792	$858,557,600	$(4,036)	$(6,053,746)	$414,313,154

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$8,766,700	$—
Midland Holdings Ltd.					—	—
					$8,766,700	$—

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS International New Discovery Fund and the Board of Trustees of MFS Series Trust V

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust V (the “Trust”)), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust V) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

49

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

November 15, 2019

50

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

52

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

53

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

54

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

55

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
David Antonelli Peter Fruzzetti Jose Luis Garcia Robert Lau

56

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including

57

Board Review of Investment Advisory Agreement – continued

information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2018, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2018, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

58

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion, $3 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

59

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

60

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $344,541,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $146,341,203. The fund intends to pass through foreign tax credits of $9,586,691 for the fiscal year.

61

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

62

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

63

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

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Annual Report

September 30, 2019

     MFS® Research Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MFR-ANN

MFS® Research Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. The combination of Brexit uncertainty and the deteriorating outlook for global trade has hampered business confidence and investment in the U.K. and Europe.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September and October. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

November 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	4.7%
Amazon.com, Inc.	3.6%
Alphabet, Inc., “A”	3.5%
Mastercard, Inc., “A”	2.6%
Facebook, Inc., “A”	2.2%
Citigroup, Inc.	1.7%
Aon PLC	1.5%
Pfizer, Inc.	1.5%
Cisco Systems, Inc.	1.5%
Medtronic PLC	1.5%

Global equity sectors (k)
Technology	24.1%
Financial Services	16.6%
Consumer Cyclicals	14.0%
Health Care (s)	13.8%
Capital Goods	12.4%
Energy	7.8%
Consumer Staples	6.0%
Telecommunications/Cable Television (s)	4.3%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2019, Class A shares of the MFS Research Fund (fund) provided a total return of 6.41%, at net asset value. This compares with a return of 4.25% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by an additional cut in September. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Markets anticipate at least one more rate reduction before the end of 2019.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures including cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, while China has been more circumspect in increasing liquidity as it continues to attempt to deleverage its economy.

Emerging markets experienced considerable volatility through the end of 2018 as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. The combination of Brexit uncertainty and the deteriorating outlook for global trade has hampered business confidence and investment in the UK and Europe.

Contributors to Performance

Stock selection in the financial services sector contributed to performance relative to the S&P 500 Index. Within this sector, holdings of real estate investment trust STORE Capital (b) and global alternative asset manager Blackstone Group (b) aided relative returns. The share price of STORE Capital advanced on the back of lower selling, general and administrative expenses and lower interest costs, coupled with better-than-expected funds from operations. The company also posted a record

3

Management Review – continued

acquisition year, which bolstered its revenue outlook for the upcoming year. Additionally, overweight positions in debit and credit transaction processing company Mastercard and risk management and human capital consulting services provider Aon further supported relative results.

Stock selection in both the capital goods and telecommunications/cable television sectors also helped relative performance. However, there were no individual stocks within the capital goods sector that were among the fund’s largest relative contributors during the period. Within the telecommunications/cable television sector, an overweight position in broadcast and communication tower management firm American Tower and holdings of cable and telecommunications company Altice USA (b) helped relative returns. The share price of American Tower appreciated as the company reported solid results with strong growth in its domestic and international leasing activity, as major carriers added capacity to their networks and began to pursue 5G upgrades. As a result, the company also increased its 2019 organic revenue growth outlook, which further supported the stock price.

Security selection in the consumer cyclicals sector further contributed to relative performance, led by an overweight position in coffee and tea company Starbucks. The share price of Starbucks appreciated due to strong global same-store sales trends, better margins and slightly lower tax related expenses. Management also raised its full-year outlook, which further supported the stock price.

Elsewhere, not owning shares of integrated oil and gas company Exxon Mobil and health insurance and Medicare/Medicaid provider UnitedHealth Group and an overweight position in animal health products manufacturer Zoetis also bolstered relative performance.

Detractors from Performance

Stock selection in the technology sector detracted from relative performance, led by an overweight position in information technology company DXC Technology (h). The share price of DXC Technology declined, owing to execution challenges in its Digital business, paired with an uncertain macroeconomic environment and foreign exchange headwinds.

Elsewhere, not owning shares of household products maker Procter & Gamble hurt relative returns. The share price of Procter & Gamble advanced steadily throughout the reporting period, owing to strong organic sales growth and favorable volumes and price mix. Overweight positions in energy exploration and production company EOG Resources (h), video game maker Electronic Arts, global health services provider Cigna and diagnostics and life science research services provider PerkinElmer also weakened relative returns. The share price of EOG Resources depreciated due to a decline in oil prices during the period. EOG Resource’s management also announced an increase to its capital expenditure budget and cut oil and gas production guidance figures below market estimates, which further pressured its stock price. Additionally, holdings of integrated oil company BP (b) (United Kingdom), animal health services firm Elanco Animal Health (b) and petroleum services provider Core Laboratories (b) (Netherlands) also weighed on relative returns.

4

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/13/71	6.41%	10.73%	12.65%
B	9/07/93	5.63%	9.91%	11.81%
C	1/03/94	5.62%	9.90%	11.81%
I	1/02/97	6.68%	11.01%	12.93%
R1	4/01/05	5.62%	9.90%	11.80%
R2	10/31/03	6.15%	10.46%	12.37%
R3	4/01/05	6.41%	10.73%	12.65%
R4	4/01/05	6.67%	11.02%	12.93%
R6	5/01/06	6.75%	11.10%	12.97%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		4.25%	10.84%	13.24%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		0.29%	9.43%	11.99%
B With CDSC (Declining over six years from 4% to 0%) (v)		1.88%	9.64%	11.81%
C With CDSC (1% for 12 months) (v)		4.68%	9.90%	11.81%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

7

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2019 through September 30, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2019 through September 30, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/19	Ending Account Value 9/30/19	Expenses Paid During Period (p) 4/01/19-9/30/19
A	Actual	0.77%	$1,000.00	$1,078.55	$4.01
	Hypothetical (h)	0.77%	$1,000.00	$1,021.21	$3.90
B	Actual	1.53%	$1,000.00	$1,074.72	$7.96
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
C	Actual	1.53%	$1,000.00	$1,074.48	$7.96
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
I	Actual	0.53%	$1,000.00	$1,080.05	$2.76
	Hypothetical (h)	0.53%	$1,000.00	$1,022.41	$2.69
R1	Actual	1.53%	$1,000.00	$1,074.66	$7.96
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
R2	Actual	1.03%	$1,000.00	$1,077.45	$5.36
	Hypothetical (h)	1.03%	$1,000.00	$1,019.90	$5.22
R3	Actual	0.78%	$1,000.00	$1,078.73	$4.06
	Hypothetical (h)	0.78%	$1,000.00	$1,021.16	$3.95
R4	Actual	0.53%	$1,000.00	$1,080.04	$2.76
	Hypothetical (h)	0.53%	$1,000.00	$1,022.41	$2.69
R6	Actual	0.48%	$1,000.00	$1,080.21	$2.50
	Hypothetical (h)	0.48%	$1,000.00	$1,022.66	$2.43

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

9/30/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.4%

Issuer	Shares/Par	Value ($)
Aerospace - 4.5%
Boeing Co.	59,855	$22,773,032
Honeywell International, Inc.	453,476	76,728,139
Huntington Ingalls Industries, Inc.	124,849	26,441,770
L3Harris Technologies, Inc.	157,894	32,943,004
Northrop Grumman Corp.	131,675	49,350,473
United Technologies Corp.	419,430	57,260,584

		$265,497,002
Alcoholic Beverages - 0.6%
Constellation Brands, Inc., “A”	168,361	$34,897,868

Apparel Manufacturers - 1.7%
NIKE, Inc., “B”	832,651	$78,202,582
Skechers USA, Inc., “A” (a)	631,936	23,602,810

		$101,805,392
Automotive - 0.3%
IAA, Inc. (a)	388,779	$16,223,748

Biotechnology - 0.4%
Bio-Techne Corp.	134,151	$26,249,326

Brokerage & Asset Managers - 3.0%
Blackstone Group, Inc.	631,008	$30,818,431
Charles Schwab Corp.	756,548	31,646,403
CME Group, Inc.	256,139	54,132,416
TD Ameritrade Holding Corp.	1,258,371	58,765,926

		$175,363,176
Business Services - 5.0%
Accenture PLC, “A”	283,739	$54,577,196
Cognizant Technology Solutions Corp., “A”	581,649	35,053,077
Fidelity National Information Services, Inc.	484,809	64,363,243
Fiserv, Inc. (a)	744,930	77,167,299
Global Payments, Inc.	401,314	63,808,926

		$294,969,741
Cable TV - 2.5%
Altice USA, Inc., “A” (a)	2,674,583	$76,707,041
Comcast Corp., “A”	1,627,493	73,367,384

		$150,074,425

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 0.5%
FMC Corp.	345,332	$30,278,710

Computer Software - 8.1%
Adobe Systems, Inc. (a)	306,023	$84,538,854
Cadence Design Systems, Inc. (a)	513,906	33,958,908
Microsoft Corp.	1,985,219	276,004,998
Salesforce.com, Inc. (a)	549,687	81,595,538

		$476,098,298
Computer Software - Systems - 2.0%
Apple, Inc.	294,878	$66,043,826
Constellation Software, Inc.	38,917	38,867,063
Square, Inc., “A” (a)	240,965	14,927,782

		$119,838,671
Construction - 2.4%
Masco Corp.	876,463	$36,530,978
Sherwin-Williams Co.	73,458	40,392,351
Toll Brothers, Inc.	770,963	31,648,031
Vulcan Materials Co.	229,792	34,753,742

		$143,325,102
Consumer Products - 1.7%
Colgate-Palmolive Co.	553,061	$40,655,514
Energizer Holdings, Inc.	300,852	13,111,130
Kimberly-Clark Corp.	321,885	45,723,765

		$99,490,409
Consumer Services - 0.8%
Booking Holdings, Inc. (a)	23,912	$46,929,930

Electrical Equipment - 1.3%
HD Supply Holdings, Inc. (a)	635,542	$24,897,358
Sensata Technologies Holding PLC (a)	519,899	26,026,144
TE Connectivity Ltd.	297,214	27,694,400

		$78,617,902
Electronics - 1.8%
Analog Devices, Inc.	523,637	$58,505,962
NXP Semiconductors N.V.	431,987	47,138,421

		$105,644,383
Energy - Independent - 2.1%
ConocoPhillips	741,463	$42,248,562
Diamondback Energy, Inc.	240,906	21,659,858

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - continued
Pioneer Natural Resources Co.	228,952	$28,795,293
Valero Energy Corp.	356,558	30,393,004

		$123,096,717
Energy - Integrated - 1.3%
BP PLC, ADR	1,963,623	$74,598,038

Food & Beverages - 2.9%
J.M. Smucker Co.	186,920	$20,564,938
Mondelez International, Inc.	1,176,852	65,103,453
PepsiCo, Inc.	608,324	83,401,220

		$169,069,611
Gaming & Lodging - 0.9%
Marriott International, Inc., “A”	433,361	$53,897,108

General Merchandise - 1.4%
Dollar General Corp.	504,760	$80,226,554

Health Maintenance Organizations - 1.4%
Cigna Corp.	310,272	$47,096,187
Humana, Inc.	133,729	34,190,493

		$81,286,680
Insurance - 2.7%
Aon PLC	459,763	$88,996,324
Chubb Ltd.	440,043	71,040,542

		$160,036,866
Internet - 5.7%
Alphabet, Inc., “A” (a)(s)	170,695	$208,442,492
Facebook, Inc., “A” (a)(s)	716,386	127,574,019

		$336,016,511
Leisure & Toys - 1.0%
Electronic Arts, Inc. (a)	604,594	$59,141,385

Machinery & Tools - 1.3%
Flowserve Corp.	478,568	$22,353,911
Roper Technologies, Inc.	148,236	52,860,958

		$75,214,869
Major Banks - 2.5%
Goldman Sachs Group, Inc.	378,806	$78,499,967
PNC Financial Services Group, Inc.	260,266	36,478,883

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
State Street Corp.	532,170	$31,499,142

		$146,477,992
Medical & Health Technology & Services - 1.2%
ICON PLC (a)	277,735	$40,921,475
McKesson Corp.	209,542	28,636,010

		$69,557,485
Medical Equipment - 7.1%
Becton, Dickinson and Co.	232,200	$58,737,312
Boston Scientific Corp. (a)	1,229,040	50,009,638
Danaher Corp.	432,485	62,463,809
Masimo Corp. (a)	204,002	30,353,458
Medtronic PLC	810,221	88,006,205
PerkinElmer, Inc.	664,291	56,577,664
STERIS PLC	209,860	30,322,671
West Pharmaceutical Services, Inc.	287,494	40,772,399

		$417,243,156
Natural Gas - Distribution - 0.5%
Sempra Energy	199,717	$29,480,226

Natural Gas - Pipeline - 0.6%
Enterprise Products Partners LP	1,304,635	$37,286,468

Network & Telecom - 1.5%
Cisco Systems, Inc.	1,794,586	$88,670,494

Oil Services - 0.2%
Core Laboratories N.V.	218,292	$10,176,773

Other Banks & Diversified Financials - 6.7%
BB&T Corp.	1,371,046	$73,172,725
Citigroup, Inc. (s)	1,440,126	99,483,904
Mastercard, Inc., “A”	572,674	155,521,078
U.S. Bancorp	1,178,182	65,200,592

		$393,378,299
Pharmaceuticals - 3.9%
Elanco Animal Health, Inc. (a)	1,021,933	$27,173,198
Eli Lilly & Co.	418,857	46,840,778
Pfizer, Inc.	2,469,602	88,732,800
Zoetis, Inc.	557,976	69,518,230

		$232,265,006

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 1.4%
Canadian Pacific Railway Ltd.	184,635	$41,073,902
Kansas City Southern Co.	306,558	40,775,280

		$81,849,182
Real Estate - 1.7%
Public Storage, Inc., REIT	203,415	$49,891,597
STORE Capital Corp., REIT	1,372,038	51,327,942

		$101,219,539
Restaurants - 1.7%
Chipotle Mexican Grill, Inc., “A” (a)	27,557	$23,160,832
Starbucks Corp.	896,835	79,298,150

		$102,458,982
Specialty Chemicals - 0.7%
DuPont de Nemours, Inc.	562,200	$40,090,482

Specialty Stores - 6.4%
Amazon.com, Inc. (a)	123,283	$214,008,192
Chewy, Inc., “A” (a)	394,160	9,688,453
Ross Stores, Inc.	694,073	76,243,919
Target Corp.	745,599	79,711,989

		$379,652,553
Telecommunications - Wireless - 1.4%
American Tower Corp., REIT	383,028	$84,698,982

Telephone Services - 0.6%
Verizon Communications, Inc.	622,529	$37,575,850

Tobacco - 0.8%
Philip Morris International, Inc.	655,948	$49,806,132

Utilities - Electric Power - 3.2%
American Electric Power Co., Inc.	377,034	$35,324,316
CMS Energy Corp.	476,272	30,457,594
Duke Energy Corp.	415,315	39,812,096
FirstEnergy Corp.	855,981	41,283,964
NextEra Energy, Inc.	170,181	39,650,471

		$186,528,441
Total Common Stocks (Identified Cost, $4,040,117,365)		$5,866,304,464

15

Portfolio of Investments – continued

Investment Companies (h) - 1.5%

Issuer	Shares/Par	Value ($)
Money Market Funds - 1.5%
MFS Institutional Money Market Portfolio, 2.09% (v) (Identified Cost, $89,760,471)	89,761,455	$89,761,455

Securities Sold Short - (0.4)%
Medical & Health Technology & Services - (0.1)%
Healthcare Services Group, Inc.	(403,047)	$(9,790,012)

Telecommunications - Wireless - (0.3)%
Crown Castle International Corp., REIT	(116,649)	$(16,215,377)
Total Securities Sold Short (Proceeds Received, $22,654,623)		$(26,005,389)

Other Assets, Less Liabilities - (0.5)%		(31,729,951)
Net Assets - 100.0%		$5,898,330,579

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $89,761,455 and $5,866,304,464, respectively.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

At September 30, 2019, the fund had cash collateral of $269,045 and other liquid securities with an aggregate value of $46,791,815 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $4,040,117,365)	$5,866,304,464
Investments in affiliated issuers, at value (identified cost, $89,760,471)	89,761,455
Cash	648,536
Deposits with brokers for
Securities sold short	269,045
Receivables for
Fund shares sold	5,834,259
Dividends	5,039,425
Other assets	2,334
Total assets	$5,967,859,518

Liabilities
Payables for
Securities sold short, at value (proceeds received, $22,654,623)	$26,005,389
Investments purchased	36,918,329
Fund shares reacquired	4,303,205
Payable to affiliates
Investment adviser	274,201
Administrative services fee	6,315
Shareholder servicing costs	1,595,174
Distribution and service fees	15,567
Payable for independent Trustees’ compensation	9,944
Accrued expenses and other liabilities	400,815
Total liabilities	$69,528,939
Net assets	$5,898,330,579

Net assets consist of
Paid-in capital	$3,886,419,932
Total distributable earnings (loss)	2,011,910,647
Net assets	$5,898,330,579
Shares of beneficial interest outstanding	131,150,633

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,452,740,452	32,649,356	$44.50
Class B	17,764,697	445,908	39.84
Class C	71,371,370	1,805,349	39.53
Class I	2,835,695,916	61,993,186	45.74
Class R1	4,186,662	108,121	38.72
Class R2	21,738,167	507,311	42.85
Class R3	44,940,701	1,018,606	44.12
Class R4	16,868,908	378,835	44.53
Class R6	1,433,023,706	32,243,961	44.44

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $47.21 [100 / 94.25 x $44.50]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$91,854,486
Dividends from affiliated issuers	954,803
Income on securities loaned	561,202
Other	306,269
Foreign taxes withheld	(327,989)
Total investment income	$93,348,771
Expenses
Management fee	$23,799,087
Distribution and service fees	4,572,517
Shareholder servicing costs	3,292,661
Administrative services fee	579,866
Independent Trustees’ compensation	45,953
Custodian fee	223,744
Shareholder communications	145,642
Audit and tax fees	57,033
Legal fees	54,650
Dividend and interest expense on securities sold short	1,103,936
Interest expense and fees	38,060
Miscellaneous	291,819
Total expenses	$34,204,968
Fees paid indirectly	(1,975)
Reduction of expenses by distributor	(151,905)
Net expenses	$34,051,088
Net investment income (loss)	$59,297,683

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$166,309,748
Affiliated issuers	6,045
Foreign currency	(1,090)
Net realized gain (loss)	$166,314,703
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$128,400,666
Affiliated issuers	984
Securities sold short	(30,937)
Translation of assets and liabilities in foreign currencies	(177)
Net unrealized gain (loss)	$128,370,536
Net realized and unrealized gain (loss)	$294,685,239
Change in net assets from operations	$353,982,922

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/19	9/30/18
Change in net assets

From operations
Net investment income (loss)	$59,297,683	$53,782,908
Net realized gain (loss)	166,314,703	649,862,215
Net unrealized gain (loss)	128,370,536	216,524,483
Change in net assets from operations	$353,982,922	$920,169,606
Total distributions to shareholders	$(571,518,557)	$(457,221,994)
Change in net assets from fund share transactions	$275,632,415	$(6,420,157)
Total change in net assets	$58,096,780	$456,527,455

Net assets
At beginning of period	5,840,233,799	5,383,706,344
At end of period	$5,898,330,579	$5,840,233,799

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$46.73	$43.26	$38.88		$36.37	$38.78

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.35	$0.33	(c)	$0.46	$0.28
Net realized and unrealized gain (loss)	1.90	6.83	6.15		4.56	(0.53)
Total from investment operations	$2.27	$7.18	$6.48		$5.02	$(0.25)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.46)	$(0.38)		$(0.29)	$(0.26)
From net realized gain	(4.22)	(3.25)	(1.72)		(2.22)	(1.90)
Total distributions declared to shareholders	$(4.50)	$(3.71)	$(2.10)		$(2.51)	$(2.16)
Net asset value, end of period (x)	$44.50	$46.73	$43.26		$38.88	$36.37
Total return (%) (r)(s)(t)(x)	6.46	17.51	17.46	(c)	14.39	(0.93)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.82	0.82	(c)	0.83	0.82
Expenses after expense reductions (f)	0.79	0.81	0.82	(c)	0.82	0.82
Net investment income (loss)	0.89	0.81	0.82	(c)	1.25	0.71
Portfolio turnover	32	33	38		47	44
Net assets at end of period (000 omitted)	$1,452,740	$1,456,897	$2,643,928		$2,331,409	$2,061,339

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.77	0.80	0.81	(c)	0.82	0.81
See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$42.40	$39.55	$35.70		$33.56	$35.95

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.03	$0.03	(c)	$0.16	$(0.01)
Net realized and unrealized gain (loss)	1.66	6.21	5.64		4.21	(0.48)
Total from investment operations	$1.71	$6.24	$5.67		$4.37	$(0.49)

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.14)	$(0.10)		$(0.01)	$—
From net realized gain	(4.22)	(3.25)	(1.72)		(2.22)	(1.90)
Total distributions declared to shareholders	$(4.27)	$(3.39)	$(1.82)		$(2.23)	$(1.90)
Net asset value, end of period (x)	$39.84	$42.40	$39.55		$35.70	$33.56
Total return (%) (r)(s)(t)(x)	5.63	16.65	16.59	(c)	13.54	(1.66)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.57	1.57	(c)	1.58	1.57
Expenses after expense reductions (f)	1.54	1.56	1.57	(c)	1.57	1.57
Net investment income (loss)	0.14	0.06	0.07	(c)	0.47	(0.04)
Portfolio turnover	32	33	38		47	44
Net assets at end of period (000 omitted)	$17,765	$21,445	$22,131		$24,104	$25,338

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.52	1.55	1.56	(c)	1.57	1.56

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$42.05	$39.27	$35.48		$33.39	$35.79

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.01	$0.03	(c)	$0.16	$(0.01)
Net realized and unrealized gain (loss)	1.65	6.17	5.60		4.17	(0.48)
Total from investment operations	$1.70	$6.18	$5.63		$4.33	$(0.49)

Less distributions declared to shareholders
From net investment income	$—	$(0.15)	$(0.12)		$(0.02)	$(0.01)
From net realized gain	(4.22)	(3.25)	(1.72)		(2.22)	(1.90)
Total distributions declared to shareholders	$(4.22)	$(3.40)	$(1.84)		$(2.24)	$(1.91)
Net asset value, end of period (x)	$39.53	$42.05	$39.27		$35.48	$33.39
Total return (%) (r)(s)(t)(x)	5.64	16.62	16.61	(c)	13.51	(1.67)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.57	1.57	(c)	1.58	1.57
Expenses after expense reductions (f)	1.55	1.56	1.57	(c)	1.58	1.57
Net investment income (loss)	0.13	0.03	0.07	(c)	0.49	(0.04)
Portfolio turnover	32	33	38		47	44
Net assets at end of period (000 omitted)	$71,371	$78,122	$133,255		$134,406	$129,249

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.53	1.55	1.56	(c)	1.57	1.57

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$48.03	$44.35	$39.81		$37.18	$39.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.49	$0.50	$0.44	(c)	$0.57	$0.38
Net realized and unrealized gain (loss)	1.93	6.99	6.29		4.66	(0.54)
Total from investment operations	$2.42	$7.49	$6.73		$5.23	$(0.16)

Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.56)	$(0.47)		$(0.38)	$(0.35)
From net realized gain	(4.22)	(3.25)	(1.72)		(2.22)	(1.90)
Total distributions declared to shareholders	$(4.71)	$(3.81)	$(2.19)		$(2.60)	$(2.25)
Net asset value, end of period (x)	$45.74	$48.03	$44.35		$39.81	$37.18
Total return (%) (r)(s)(t)(x)	6.68	17.83	17.74	(c)	14.68	(0.68)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.57	0.57	(c)	0.58	0.57
Expenses after expense reductions (f)	N/A	N/A	0.57	(c)	0.58	0.57
Net investment income (loss)	1.13	1.09	1.07	(c)	1.52	0.96
Portfolio turnover	32	33	38		47	44
Net assets at end of period (000 omitted)	$2,835,696	$2,752,743	$1,065,739		$927,500	$723,107

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.53	0.56	0.56	(c)	0.57	0.57

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$41.37	$38.69	$34.99		$32.95	$35.35

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.03	$0.02	(c)	$0.17	$(0.01)
Net realized and unrealized gain (loss)	1.60	6.06	5.52		4.11	(0.47)
Total from investment operations	$1.64	$6.09	$5.54		$4.28	$(0.48)

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.16)	$(0.12)		$(0.02)	$(0.02)
From net realized gain	(4.22)	(3.25)	(1.72)		(2.22)	(1.90)
Total distributions declared to shareholders	$(4.29)	$(3.41)	$(1.84)		$(2.24)	$(1.92)
Net asset value, end of period (x)	$38.72	$41.37	$38.69		$34.99	$32.95
Total return (%) (r)(s)(t)(x)	5.62	16.64	16.59	(c)	13.53	(1.66)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.57	1.57	(c)	1.58	1.57
Expenses after expense reductions (f)	N/A	N/A	1.57	(c)	1.58	1.57
Net investment income (loss)	0.12	0.07	0.07	(c)	0.50	(0.04)
Portfolio turnover	32	33	38		47	44
Net assets at end of period (000 omitted)	$4,187	$4,947	$4,189		$4,500	$3,980

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.53	1.56	1.56	(c)	1.57	1.57

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$45.23	$41.97	$37.77		$35.37	$37.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.24	$0.22	(c)	$0.35	$0.17
Net realized and unrealized gain (loss)	1.82	6.60	5.98		4.44	(0.51)
Total from investment operations	$2.07	$6.84	$6.20		$4.79	$(0.34)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.33)	$(0.28)		$(0.17)	$(0.15)
From net realized gain	(4.22)	(3.25)	(1.72)		(2.22)	(1.90)
Total distributions declared to shareholders	$(4.45)	$(3.58)	$(2.00)		$(2.39)	$(2.05)
Net asset value, end of period (x)	$42.85	$45.23	$41.97		$37.77	$35.37
Total return (%) (r)(s)(t)(x)	6.18	17.21	17.19	(c)	14.10	(1.19)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	1.07	(c)	1.08	1.07
Expenses after expense reductions (f)	N/A	N/A	1.07	(c)	1.08	1.07
Net investment income (loss)	0.63	0.56	0.57	(c)	0.97	0.46
Portfolio turnover	32	33	38		47	44
Net assets at end of period (000 omitted)	$21,738	$21,137	$26,054		$27,545	$27,224

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.03	1.06	1.06	(c)	1.07	1.07

See Notes to Financial Statements

26

Financial Highlights – continued

Class R3	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$46.46	$43.02	$38.67		$36.17	$38.57

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.36	$0.33	(c)	$0.46	$0.27
Net realized and unrealized gain (loss)	1.86	6.77	6.11		4.53	(0.52)
Total from investment operations	$2.23	$7.13	$6.44		$4.99	$(0.25)

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.44)	$(0.37)		$(0.27)	$(0.25)
From net realized gain	(4.22)	(3.25)	(1.72)		(2.22)	(1.90)
Total distributions declared to shareholders	$(4.57)	$(3.69)	$(2.09)		$(2.49)	$(2.15)
Net asset value, end of period (x)	$44.12	$46.46	$43.02		$38.67	$36.17
Total return (%) (r)(s)(t)(x)	6.44	17.50	17.46	(c)	14.39	(0.92)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.82	0.82	(c)	0.83	0.82
Expenses after expense reductions (f)	N/A	N/A	0.82	(c)	0.83	0.82
Net investment income (loss)	0.88	0.81	0.83	(c)	1.24	0.70
Portfolio turnover	32	33	38		47	44
Net assets at end of period (000 omitted)	$44,941	$45,930	$45,780		$56,488	$51,952

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.78	0.81	0.81	(c)	0.82	0.82

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$46.88	$43.31	$38.91		$36.40	$38.81

Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.43	$0.43	(c)	$0.56	$0.37
Net realized and unrealized gain (loss)	1.88	6.88	6.16		4.55	(0.52)
Total from investment operations	$2.35	$7.31	$6.59		$5.11	$(0.15)

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.49)	$(0.47)		$(0.38)	$(0.36)
From net realized gain	(4.22)	(3.25)	(1.72)		(2.22)	(1.90)
Total distributions declared to shareholders	$(4.70)	$(3.74)	$(2.19)		$(2.60)	$(2.26)
Net asset value, end of period (x)	$44.53	$46.88	$43.31		$38.91	$36.40
Total return (%) (r)(s)(t)(x)	6.69	17.84	17.77	(c)	14.66	(0.68)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.57	0.57	(c)	0.58	0.57
Expenses after expense reductions (f)	N/A	N/A	0.57	(c)	0.58	0.57
Net investment income (loss)	1.13	0.97	1.08	(c)	1.52	0.96
Portfolio turnover	32	33	38		47	44
Net assets at end of period (000 omitted)	$16,869	$17,148	$49,141		$57,922	$46,669

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.53	0.56	0.56	(c)	0.57	0.57

See Notes to Financial Statements

28

Financial Highlights – continued

Class R6	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$46.82	$43.33	$38.94		$36.42	$38.82

Income (loss) from investment operations
Net investment income (loss) (d)	$0.50	$0.51	$0.46	(c)	$0.58	$0.41
Net realized and unrealized gain (loss)	1.86	6.83	6.16		4.58	(0.53)
Total from investment operations	$2.36	$7.34	$6.62		$5.16	$(0.12)

Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.60)	$(0.51)		$(0.42)	$(0.38)
From net realized gain	(4.22)	(3.25)	(1.72)		(2.22)	(1.90)
Total distributions declared to shareholders	$(4.74)	$(3.85)	$(2.23)		$(2.64)	$(2.28)
Net asset value, end of period (x)	$44.44	$46.82	$43.33		$38.94	$36.42
Total return (%) (r)(s)(t)(x)	6.75	17.92	17.86	(c)	14.80	(0.59)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.48	0.49	(c)	0.48	0.48
Expenses after expense reductions (f)	N/A	N/A	0.49	(c)	0.48	0.48
Net investment income (loss)	1.19	1.15	1.16	(c)	1.57	1.05
Portfolio turnover	32	33	38		47	44
Net assets at end of period (000 omitted)	$1,433,024	$1,441,866	$1,393,491		$1,374,807	$1,347,779

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.46	0.47	0.47	(c)	0.48	0.48

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon

30

Notes to Financial Statements – continued

rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

31

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$5,866,304,464	$—	$—	$5,866,304,464
Mutual Funds	89,761,455	—	—	89,761,455
Total	$5,956,065,919	$—	$—	$5,956,065,919
Securities Sold Short	$(26,005,389)	$—	$—	$(26,005,389)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2019, this expense amounted to $1,103,936. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower

32

Notes to Financial Statements – continued

default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and

33

Notes to Financial Statements – continued

state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended

	9/30/19	9/30/18
Ordinary income (including any short-term capital gains)	$79,979,245	$116,701,049
Long-term capital gains	491,539,312	340,520,945

Total distributions	$571,518,557	$457,221,994

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/19

Cost of investments	$4,117,480,788
Gross appreciation	1,895,688,132

Gross depreciation	(83,108,390)
Net unrealized appreciation (depreciation)	$1,812,579,742

Undistributed ordinary income	37,661,197
Undistributed long-term capital gain	152,607,610
Other temporary differences	9,062,098

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

34

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 9/30/19	Year ended 9/30/18
Class A	$138,147,679	$225,457,016
Class B	2,091,496	1,826,737
Class C	7,652,002	11,266,042
Class I	269,979,758	90,800,295
Class R1	489,361	375,982
Class R2	2,084,724	2,161,462
Class R3	4,199,214	3,784,934
Class R4	1,753,534	1,319,764
Class R6	145,120,789	120,229,762
Total	$571,518,557	$457,221,994

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $5 billion	0.43%
In excess of $5 billion and up to $10 billion	0.40%
In excess of $10 billion	0.37%

The management fee incurred for the year ended September 30, 2019 was equivalent to an annual effective rate of 0.43% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $75,160 for the year ended September 30, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

35

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$3,426,006
Class B	0.75%	0.25%	1.00%	0.99%	187,129
Class C	0.75%	0.25%	1.00%	1.00%	709,882
Class R1	0.75%	0.25%	1.00%	1.00%	45,229
Class R2	0.25%	0.25%	0.50%	0.50%	100,227
Class R3	—	0.25%	0.25%	0.25%	104,044
Total Distribution and Service Fees					$4,572,517

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2019, this rebate amounted to $149,620, $1,179, and $1,106 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2019, were as follows:

Amount
Class A	$3,617
Class B	19,569
Class C	5,023

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2019, the fee was $365,451, which equated to 0.0066% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,927,210.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

36

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended September 30, 2019 was equivalent to an annual effective rate of 0.0104% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a net decrease in pension expense of $696 and the Retirement Deferral plan, which terminated on December 31, 2018, resulted in a net decrease in expense of $8,495. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB Plan amounted to $9,302 at September 30, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended September 30, 2019, the fee paid by the fund under this agreement was $9,200 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to

37

Notes to Financial Statements – continued

ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $782,574 and $1,264,342, respectively. The sales transactions resulted in net realized gains (losses) of $(143,146).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2019, this reimbursement amounted to $249,971, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended September 30, 2019, purchases and sales of investments, other than short sales and short-term obligations, aggregated $1,761,425,884 and $1,992,449,360, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/19		Year ended 9/30/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	2,105,552	$87,442,939	9,065,994	$393,829,095
Class B	24,679	902,292	46,660	1,867,841
Class C	263,241	9,771,940	228,965	9,105,615
Class I	13,770,747	591,220,611	41,994,689	1,940,081,525
Class R1	7,267	267,565	9,337	363,733
Class R2	104,526	4,310,220	76,306	3,258,571
Class R3	353,229	14,728,714	155,544	6,802,522
Class R4	101,388	4,368,463	72,981	3,223,315
Class R6	1,318,964	53,037,725	1,426,465	61,935,165
	18,049,593	$766,050,469	53,076,941	$2,420,467,382

Shares issued to shareholders in reinvestment of distributions
Class A	3,344,566	$127,696,067	5,123,208	$216,097,174
Class B	59,825	2,057,393	46,740	1,799,052
Class C	215,967	7,370,963	287,937	10,993,423
Class I	6,827,037	267,483,300	2,064,006	89,288,888
Class R1	14,638	489,361	10,010	375,982
Class R2	53,649	1,976,977	47,102	1,926,937
Class R3	110,914	4,199,214	89,543	3,755,448
Class R4	43,713	1,667,190	31,252	1,319,764
Class R6	3,739,653	142,293,781	2,805,788	118,235,897
	14,409,962	$555,234,246	10,505,586	$443,792,565

38

Notes to Financial Statements – continued

	Year ended 9/30/19		Year ended 9/30/18

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(3,979,669)	$(164,663,141)	(44,128,636)	$(1,978,195,847)
Class B	(144,438)	(5,396,240)	(147,191)	(5,918,797)
Class C	(531,554)	(19,689,950)	(2,052,926)	(79,678,308)
Class I	(15,916,977)	(673,612,552)	(10,775,031)	(494,586,536)
Class R1	(33,359)	(1,276,373)	(8,037)	(313,375)
Class R2	(118,138)	(4,668,529)	(276,935)	(11,877,316)
Class R3	(434,046)	(18,215,953)	(320,813)	(14,023,442)
Class R4	(132,068)	(5,679,892)	(873,106)	(38,880,285)
Class R6	(3,613,131)	(152,449,670)	(5,597,413)	(247,206,198)
	(24,903,380)	$(1,045,652,300)	(64,180,088)	$(2,870,680,104)

Net change
Class A	1,470,449	$50,475,865	(29,939,434)	$(1,368,269,578)
Class B	(59,934)	(2,436,555)	(53,791)	(2,251,904)
Class C	(52,346)	(2,547,047)	(1,536,024)	(59,579,270)
Class I	4,680,807	185,091,359	33,283,664	1,534,783,877
Class R1	(11,454)	(519,447)	11,310	426,340
Class R2	40,037	1,618,668	(153,527)	(6,691,808)
Class R3	30,097	711,975	(75,726)	(3,465,472)
Class R4	13,033	355,761	(768,873)	(34,337,206)
Class R6	1,445,486	42,881,836	(1,365,160)	(67,035,136)
	7,556,175	$275,632,415	(597,561)	$(6,420,157)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 8%, 7%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary

39

Notes to Financial Statements – continued

financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2019, the fund’s commitment fee and interest expense were $32,082 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$45,535,634	$692,935,910	$648,717,118	$6,045	$984	$89,761,455

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$954,803	$—

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Research Fund (the “Fund”), including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019,

41

Report of Independent Registered Public Accounting Firm – continued

by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

47

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management

49

Board Review of Investment Advisory Agreement – continued

and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

50

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $5 billion and $10 billion. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

51

Board Review of Investment Advisory Agreement – continued

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

52

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $555,796,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 82.23% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

September 30, 2019

     MFS® Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MTR-ANN

MFS® Total Return Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. The combination of Brexit uncertainty and the deteriorating outlook for global trade has hampered business confidence and investment in the U.K. and Europe.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September and October. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

November 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 1.75%, 11/30/2021	2.6%
U.S. Treasury Notes, 1.75%, 9/30/2022	2.1%
U.S. Treasury Bonds, 2.875%, 5/15/2043	2.0%
JPMorgan Chase & Co.	1.9%
Comcast Corp., “A”	1.7%
U.S. Treasury Notes, 1.625%, 5/31/2023	1.3%
Fannie Mae, 3.5%, 30 Years	1.3%
Microsoft Corp.	1.2%
Ginnie Mae, 3%, 30 Years	1.2%
Citigroup, Inc.	1.2%

Composition including fixed income credit quality (a)(i)
AAA	3.9%
AA	0.6%
A	3.2%
BBB	7.3%
BB	0.1%
B (o)	0.0%
CCC (o)	0.0%
U.S. Government	12.0%
Federal Agencies	12.6%
Not Rated	0.5%
Non-Fixed Income	60.3%
Cash & Cash Equivalents	(0.5)%

GICS equity sectors (g)
Financials	14.1%
Health Care	9.4%
Industrials	8.6%
Information Technology	7.7%
Consumer Staples	4.9%
Consumer Discretionary	3.5%
Energy	3.3%
Utilities	2.9%
Communication Services	2.6%
Materials	2.0%
Real Estate	1.3%

Portfolio Composition – continued

Fixed income sectors (i)
Mortgage-Backed Securities	12.6%
U.S. Treasury Securities	12.0%
Investment Grade Corporates	10.7%
Commercial Mortgage-Backed Securities	2.7%
Collateralized Debt Obligations	1.2%
Asset-Backed Securities	0.4%
Municipal Bonds	0.3%
Emerging Markets Bonds	0.2%
Non-U.S. Government Bonds	0.1%
U.S. Government Agencies (o)	0.0%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

Percentages are based on net assets as of September 30, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2019, Class A shares of the MFS Total Return Fund (fund) provided a total return of 6.73%, at net asset value. This compares with a return of 4.25% and 10.30% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Index), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (Blended Index), generated a return of 7.10%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by an additional cut in September. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Markets anticipate at least one more rate reduction before the end of 2019.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures including cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, while China has been more circumspect in increasing liquidity as it continues to attempt to deleverage its economy.

Emerging markets experienced considerable volatility through the end of 2018 as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. The combination of Brexit uncertainty and the deteriorating outlook for global trade has hampered business confidence and investment in the UK and Europe.

Management Review – continued

Detractors from Performance

Within the equity portion of the fund, an underweight position and stock selection in the information technology sector detracted from performance relative to the S&P 500 Index. Within this sector, an overweight position in information technology company DXC Technology weakened relative results. The share price of DXC Technology fell after the company reported disappointing earnings results and full-year guidance, as clients transitioned to the cloud at a faster rate than anticipated, which put pressure on its legacy IT business. An underweight position in global software giant Microsoft also detracted from relative returns. The stock price of Microsoft advanced as the company reported strong results, with multiple segments doing well, and reiterated its guidance for double-digit revenue growth and flat margins. Not owning shares of debit and credit transaction processing company Mastercard further weighed on relative performance.

Stock selection within the consumer staples sector also held back relative results. Here, the fund’s underweight position in shares of branded consumer packaged goods provider Procter & Gamble weighed on relative returns. The share price of Procter & Gamble rose as the company reported strong organic sales growth, driven by both volume and price. Organic sales increased in all six regions as the company maintained or expanded market share in a majority of its country and category combinations. An overweight position in drug store operator Walgreens Boots Alliance also hindered relative returns.

Elsewhere, the fund’s overweight holdings of pharmaceutical giant Pfizer, global health services provider Cigna, energy exploration and production company EOG Resources, custody bank State Street and oil field services company Schlumberger negatively impacted relative performance.

Within the fixed income portion of the fund, yield curve (y) positioning detracted from performance relative to the Bloomberg Index.

Contributors to Performance

Within the equity portion of the fund, stock selection within the industrials, communication services, health care and consumer discretionary sectors contributed to performance relative to the S&P 500 Index. Within the industrials sector, an overweight position in global diversified technology manufacturer Johnson Controls International buoyed relative returns. The share price of Johnson Controls International rose on the back of earnings per share results that beat consensus estimates, driven by strong organic revenue growth, especially in the Asia Pacific region. Within the communication services sector, an overweight position in cable services provider Comcast contributed to relative performance. The stock price of Comcast advanced as the company posted revenue results that were ahead of market estimates, helped by strong performance in its cable operations that benefited from an increase in high-speed data (HSD) customers. In addition, solid performance in NBC Universal further supported the stock price. Not owning shares of internet TV shows and movie subscription services provider Netflix also benefited relative returns. The stock price of Netflix suffered throughout the period after the company reported new subscription additions and market expectations that were below prior guidance figures, with most of the shortfall in both US and international markets, driven by a lighter slate of Netflix

Management Review – continued

releases. Within the health care sector, overweighting shares of healthcare equipment manufacturer Danaher and not holding the stock of poor-performing health insurance and Medicare/Medicaid provider UnitedHealth Group aided relative returns. Within the consumer discretionary sector, an underweight position in internet retailer Amazon.com helped relative returns. The stock price of Amazon.com came under pressure as the company’s continued investments to boost one-day shipping capabilities caused record-low gross profit growth and lower-than-expected operating income.

In other sectors, avoiding shares of computer graphics processors maker NVIDIA and the fund’s holdings of global food company Nestle (b) (Switzerland) and real estate investment trust Medical Properties Trust (b) buoyed relative performance. An overweight position in risk management and human capital consulting services provider Aon also aided relative results.

Within the fixed income portion of the fund, security selection within both “BBB” and “AAA” rated (r) credit quality segments contributed to performance relative to the Bloomberg Index. A greater-than-benchmark exposure to bonds in the asset-backed securities sector also aided relative returns.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, Steven Gorham, Joshua Marston, Robert Persons, Jonathan Sage, and Brooks Taylor

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective December 31, 2019, Johnathan Munko will be added as a Portfolio Manager of the Fund and Nevin Chitkara will no longer be a Portfolio Manager of the Fund. Effective December 31, 2020, Jonathan Sage and Brooks Taylor will no longer be Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	6.73%	6.28%	8.07%	N/A
B	8/23/93	5.90%	5.47%	7.27%	N/A
C	8/01/94	5.87%	5.48%	7.27%	N/A
I	1/02/97	6.99%	6.54%	8.34%	N/A
R1	4/01/05	5.87%	5.47%	7.27%	N/A
R2	10/31/03	6.43%	6.00%	7.80%	N/A
R3	4/01/05	6.71%	6.27%	8.07%	N/A
R4	4/01/05	6.98%	6.54%	8.35%	N/A
R6	6/01/12	7.07%	6.62%	N/A	8.93%
529A	7/31/02	6.65%	6.23%	8.01%	N/A
529B	7/31/02	6.16%	5.48%	7.23%	N/A
529C	7/31/02	5.82%	5.41%	7.20%	N/A

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		4.25%	10.84%	13.24%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (f)		10.30%	3.38%	3.75%	N/A
MFS Total Return Blended Index (f)(w)		7.10%	8.00%	9.59%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		0.59%	5.03%	7.43%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		1.90%	5.14%	7.27%	N/A
C With CDSC (1% for 12 months) (v)		4.87%	5.48%	7.27%	N/A
529A With Initial Sales Charge (5.75%)		0.52%	4.98%	7.37%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		2.16%	5.16%	7.23%	N/A
529C With CDSC (1% for 12 months) (v)		4.82%	5.41%	7.20%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

(w)	As of September 30, 2019, the MFS Total Return Blended Index (a custom index) was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2019 through September 30, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2019 through September 30, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/19	Ending Account Value 9/30/19	Expenses Paid During Period (p) 4/01/19-9/30/19
A	Actual	0.71%	$1,000.00	$1,054.98	$3.66
	Hypothetical (h)	0.71%	$1,000.00	$1,021.51	$3.60
B	Actual	1.46%	$1,000.00	$1,050.83	$7.51
	Hypothetical (h)	1.46%	$1,000.00	$1,017.75	$7.38
C	Actual	1.47%	$1,000.00	$1,050.56	$7.56
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
I	Actual	0.47%	$1,000.00	$1,056.29	$2.42
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38
R1	Actual	1.47%	$1,000.00	$1,051.07	$7.56
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
R2	Actual	0.97%	$1,000.00	$1,053.42	$4.99
	Hypothetical (h)	0.97%	$1,000.00	$1,020.21	$4.91
R3	Actual	0.72%	$1,000.00	$1,054.91	$3.71
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
R4	Actual	0.47%	$1,000.00	$1,056.20	$2.42
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38
R6	Actual	0.40%	$1,000.00	$1,056.65	$2.06
	Hypothetical (h)	0.40%	$1,000.00	$1,023.06	$2.03
529A	Actual	0.75%	$1,000.00	$1,054.94	$3.86
	Hypothetical (h)	0.75%	$1,000.00	$1,021.31	$3.80
529B	Actual	1.03%	$1,000.00	$1,053.69	$5.30
	Hypothetical (h)	1.03%	$1,000.00	$1,019.90	$5.22
529C	Actual	1.52%	$1,000.00	$1,050.37	$7.81
	Hypothetical (h)	1.52%	$1,000.00	$1,017.45	$7.69

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the period from June 1, 2019 through September 30, 2019, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period,

Expense Table – continued

and the hypothetical expenses paid during the period would have been approximately 1.52%, $7.83, and $7.69 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01% and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 59.8%

Issuer	Shares/Par	Value ($)
Aerospace - 2.6%
Honeywell International, Inc.	410,178	$69,402,118
L3Harris Technologies, Inc.	58,876	12,283,889
Lockheed Martin Corp.	83,325	32,501,749
Northrop Grumman Corp.	95,225	35,689,378
United Technologies Corp.	343,123	46,843,152

		$196,720,286
Airlines - 0.2%
Delta Air Lines, Inc.	202,646	$11,672,410

Alcoholic Beverages - 0.7%
Diageo PLC	780,660	$31,992,149
Molson Coors Brewing Co.	331,084	19,037,330

		$51,029,479
Apparel Manufacturers - 0.4%
Hanesbrands, Inc.	165,098	$2,529,301
LVMH Moet Hennessy Louis Vuitton SE	30,406	12,084,873
NIKE, Inc., “B”	159,557	14,985,594

		$29,599,768
Automotive - 0.9%
Aptiv PLC	155,640	$13,606,049
Harley-Davidson, Inc.	46,717	1,680,410
Lear Corp.	360,011	42,445,297
Magna International, Inc.	154,951	8,259,531

		$65,991,287
Broadcasting - 0.2%
Omnicom Group, Inc.	151,723	$11,879,911

Brokerage & Asset Managers - 1.5%
BlackRock, Inc.	59,174	$26,370,301
Blackstone Group, Inc.	385,365	18,821,227
Charles Schwab Corp.	254,525	10,646,781
Invesco Ltd.	1,105,987	18,735,420
NASDAQ, Inc.	183,414	18,222,181
T. Rowe Price Group, Inc.	166,078	18,974,411

		$111,770,321

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 2.4%
Accenture PLC, “A”	352,268	$67,758,750
Amdocs Ltd.	229,798	15,191,946
Cognizant Technology Solutions Corp., “A”	103,648	6,246,347
DXC Technology Co.	341,308	10,068,586
Equifax, Inc.	159,009	22,367,796
Fidelity National Information Services, Inc.	258,565	34,327,089
Fiserv, Inc. (a)	218,492	22,633,586

		$178,594,100
Cable TV - 1.7%
Comcast Corp., “A”	2,784,756	$125,536,801

Chemicals - 1.3%
3M Co.	148,692	$24,444,965
Celanese Corp.	121,668	14,878,780
PPG Industries, Inc.	484,226	57,385,623

		$96,709,368
Computer Software - 2.0%
Adobe Systems, Inc. (a)	157,421	$43,487,551
Microsoft Corp.	661,643	91,988,226
Oracle Corp.	269,827	14,848,580

		$150,324,357
Computer Software - Systems - 0.7%
Apple, Inc.	129,632	$29,033,679
Hitachi Ltd.	549,800	20,589,565

		$49,623,244
Construction - 0.9%
Masco Corp.	384,563	$16,028,586
Sherwin-Williams Co.	31,665	17,411,634
Stanley Black & Decker, Inc.	214,037	30,909,083

		$64,349,303
Consumer Products - 0.7%
Colgate-Palmolive Co.	44,959	$3,304,936
Kimberly-Clark Corp.	241,349	34,283,626
Procter & Gamble Co.	29,407	3,657,643
Reckitt Benckiser Group PLC	165,048	12,874,181

		$54,120,386
Containers - 0.1%
Crown Holdings, Inc. (a)	137,363	$9,074,200

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 0.9%
Johnson Controls International PLC	1,455,590	$63,885,845
Schneider Electric SE	48,226	4,231,396

		$68,117,241
Electronics - 2.1%
Analog Devices, Inc.	107,327	$11,991,646
Applied Materials, Inc.	281,023	14,023,048
Intel Corp.	278,410	14,346,467
Marvell Technology Group Ltd.	406,095	10,140,192
Maxim Integrated Products, Inc.	207,919	12,040,589
NXP Semiconductors N.V.	59,681	6,512,391
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	660,978	30,722,258
Texas Instruments, Inc.	430,572	55,647,125

		$155,423,716
Energy - Independent - 0.7%
EOG Resources, Inc.	234,354	$17,393,754
Noble Energy, Inc.	340,216	7,641,251
Phillips 66	104,418	10,692,403
Pioneer Natural Resources Co.	78,245	9,840,874
Valero Energy Corp.	120,134	10,240,222

		$55,808,504
Energy - Integrated - 1.4%
BP PLC	3,143,151	$19,933,922
Chevron Corp.	232,995	27,633,207
Eni S.p.A.	1,139,949	17,437,068
Exxon Mobil Corp.	376,245	26,566,660
Hess Corp.	170,356	10,303,131
Suncor Energy, Inc.	223,131	7,038,264

		$108,912,252
Food & Beverages - 2.1%
Archer Daniels Midland Co.	436,862	$17,941,922
Coca-Cola European Partners PLC	175,798	9,747,999
Danone S.A.	188,430	16,598,753
General Mills, Inc.	350,263	19,306,497
Ingredion, Inc.	135,906	11,108,956
J.M. Smucker Co.	166,896	18,361,898
Mondelez International, Inc.	186,948	10,341,963
Nestle S.A.	395,606	42,919,912
PepsiCo, Inc.	65,461	8,974,703

		$155,302,603

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 0.1%
Kroger Co.	444,369	$11,455,833

Furniture & Appliances - 0.3%
Whirlpool Corp.	127,339	$20,165,404

Gaming & Lodging - 0.1%
Marriott International, Inc., “A”	74,860	$9,310,338

General Merchandise - 0.2%
Dollar Tree, Inc. (a)	122,834	$14,022,730

Health Maintenance Organizations - 0.6%
Cigna Corp.	300,438	$45,603,484

Insurance - 3.7%
Aon PLC	325,174	$62,943,931
Chubb Ltd.	400,253	64,616,844
Marsh & McLennan Cos., Inc.	166,701	16,678,435
MetLife, Inc.	963,444	45,436,019
Prudential Financial, Inc.	175,620	15,797,019
Samsung Fire & Marine Insurance Co. Ltd.	16,697	3,107,464
Travelers Cos., Inc.	351,072	52,200,896
Zurich Insurance Group AG	58,137	22,251,725

		$283,032,333
Internet - 0.3%
Alphabet, Inc., “A” (a)	18,174	$22,192,998
Facebook, Inc., “A” (a)	23,424	4,171,346

		$26,364,344
Leisure & Toys - 0.1%
Electronic Arts, Inc. (a)	116,070	$11,353,967

Machinery & Tools - 2.4%
AGCO Corp.	356,929	$27,019,525
Cummins, Inc.	54,004	8,784,831
Deere & Co.	64,887	10,945,139
Eaton Corp. PLC	804,096	66,860,582
Illinois Tool Works, Inc.	289,570	45,314,809
Ingersoll-Rand Co. PLC, “A”	131,202	16,165,399
Regal Beloit Corp.	47,074	3,429,341

		$178,519,626

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 5.8%
Bank of America Corp.	2,253,838	$65,744,454
Bank of New York Mellon Corp.	761,746	34,438,537
BNP Paribas	79,572	3,874,207
Goldman Sachs Group, Inc.	219,622	45,512,267
JPMorgan Chase & Co.	1,244,552	146,471,325
Morgan Stanley	619,542	26,435,857
PNC Financial Services Group, Inc.	293,898	41,192,744
State Street Corp.	360,652	21,346,992
Sumitomo Mitsui Financial Group, Inc.	100,500	3,451,971
Wells Fargo & Co.	1,005,626	50,723,775

		$439,192,129
Medical & Health Technology & Services - 1.1%
HCA Healthcare, Inc.	317,789	$38,268,151
McKesson Corp.	235,264	32,151,178
Walgreens Boots Alliance, Inc.	185,586	10,264,762

		$80,684,091
Medical Equipment - 3.5%
Abbott Laboratories	596,557	$49,913,924
Danaher Corp.	527,805	76,230,876
Medtronic PLC	673,902	73,199,235
Thermo Fisher Scientific, Inc.	186,268	54,254,280
Zimmer Biomet Holdings, Inc.	104,472	14,340,872

		$267,939,187
Metals & Mining - 0.2%
Rio Tinto PLC	320,305	$16,576,347

Natural Gas - Distribution - 0.2%
Sempra Energy	88,669	$13,088,431

Natural Gas - Pipeline - 0.9%
Enbridge, Inc.	182,690	$6,408,765
Enterprise Products Partners LP	992,347	28,361,277
EQM Midstream Partners LP	234,099	7,655,038
Equitrans Midstream Corp.	625,407	9,099,672
MPLX LP (a)	200,679	5,621,019
Plains GP Holdings LP	441,062	9,363,746

		$66,509,517
Network & Telecom - 0.6%
Cisco Systems, Inc.	932,805	$46,089,895

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 0.2%
Schlumberger Ltd.	482,165	$16,475,578

Other Banks & Diversified Financials - 3.0%
American Express Co.	100,110	$11,841,011
BB&T Corp.	441,313	23,552,875
Citigroup, Inc.	1,295,219	89,473,729
Intesa Sanpaolo S.p.A.	2,700,223	6,402,732
ORIX Corp.	462,200	6,917,082
SunTrust Banks, Inc.	205,003	14,104,206
Synchrony Financial	189,933	6,474,816
U.S. Bancorp	981,507	54,316,597
Visa, Inc., “A”	86,597	14,895,550

		$227,978,598
Pharmaceuticals - 4.2%
Bayer AG	227,461	$16,038,017
Bristol-Myers Squibb Co.	406,777	20,627,662
Elanco Animal Health, Inc. (a)	481,096	12,792,343
Eli Lilly & Co.	335,749	37,546,811
Johnson & Johnson	681,059	88,115,413
Merck & Co., Inc.	206,254	17,362,462
Mylan N.V. (a)	188,095	3,720,519
Novartis AG	39,045	3,385,556
Pfizer, Inc.	2,312,796	83,098,760
Roche Holding AG	122,348	35,605,407

		$318,292,950
Printing & Publishing - 0.2%
Moody’s Corp.	64,894	$13,292,238
Transcontinental, Inc.	357,835	4,181,066

		$17,473,304
Railroad & Shipping - 1.2%
Canadian National Railway Co.	101,257	$9,098,954
Union Pacific Corp.	485,287	78,606,788

		$87,705,742
Real Estate - 1.3%
Brixmor Property Group, Inc., REIT	307,171	$6,232,499
EPR Properties, REIT	233,260	17,928,364
Medical Properties Trust, Inc., REIT	1,447,098	28,305,237
Public Storage, Inc., REIT	26,204	6,427,055
Simon Property Group, Inc., REIT	65,671	10,221,691
STORE Capital Corp., REIT	795,383	29,755,278

		$98,870,124

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - 0.7%
Chipotle Mexican Grill, Inc., “A” (a)	12,705	$10,678,171
Starbucks Corp.	377,845	33,409,055
U.S. Foods Holding Corp. (a)	217,631	8,944,634

		$53,031,860
Specialty Chemicals - 0.5%
Axalta Coating Systems Ltd. (a)	416,535	$12,558,530
Corteva, Inc.	217,272	6,083,616
DuPont de Nemours, Inc.	254,690	18,161,944

		$36,804,090
Specialty Stores - 1.1%
Amazon.com, Inc. (a)	18,634	$32,346,947
Best Buy Co., Inc.	73,974	5,103,466
Target Corp.	357,513	38,221,715
Tractor Supply Co.	79,373	7,178,494

		$82,850,622
Telephone Services - 0.3%
Verizon Communications, Inc.	369,561	$22,306,702

Tobacco - 1.0%
Altria Group, Inc.	153,552	$6,280,277
British American Tobacco PLC	302,288	11,178,222
Japan Tobacco, Inc.	561,800	12,310,662
Philip Morris International, Inc.	627,792	47,668,246

		$77,437,407
Trucking - 0.1%
United Parcel Service, Inc., “B”	86,078	$10,313,866

Utilities - Electric Power - 2.4%
Duke Energy Corp.	452,565	$43,382,881
Exelon Corp.	795,712	38,440,847
FirstEnergy Corp.	449,496	21,679,192
NextEra Energy, Inc.	19,754	4,602,484
Public Service Enterprise Group, Inc.	219,604	13,633,016
Southern Co.	664,962	41,074,703
WEC Energy Group, Inc.	117,152	11,141,155
Xcel Energy, Inc.	126,319	8,196,840

		$182,151,118
Total Common Stocks (Identified Cost, $2,872,331,967)		$4,512,159,154

Portfolio of Investments – continued

Bonds - 40.0%

Issuer	Shares/Par	Value ($)
Aerospace - 0.1%
L3Harris Technologies, Inc., 3.85%, 6/15/2023 (n)	$8,173,000	$8,608,985

Apparel Manufacturers - 0.1%
Tapestry, Inc., 4.125%, 7/15/2027	$4,186,000	$4,268,309

Asset-Backed & Securitized - 4.3%
ALM Loan Funding, CLO, 2013-7R2A, “A1B2”, FLR, 3.703% (LIBOR - 3mo. + 1.4%), 10/15/2027 (z)	$13,305,000	$13,213,408
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.55% (LIBOR - 3mo. + 1.25%), 10/18/2027 (z)	10,945,000	10,846,966
AREIT CRE Trust, 2018-CRE2, “A”, FLR, 3.008% (LIBOR - 1mo. + 0.98%), 11/14/2035 (z)	11,150,738	11,150,738
AREIT CRE Trust, 2019-CRE3, FLR, 3.328% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	10,151,500	10,157,845
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	11,630,000	11,945,658
Bancorp Commercial Mortgage Trust, 2018-CRE4, “A”, FLR, 2.927% (LIBOR - 1mo. + 0.9%), 9/15/2035 (z)	9,446,146	9,443,294
Bancorp Commercial Mortgage Trust, 2019-CRE6, FLR, 3.566% (LIBOR - 1mo. + 1.3%), 9/15/2036 (z)	10,512,013	10,518,583
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.643% (LIBOR - 1mo. + 1.6%), 12/28/2040 (z)	2,746,867	2,725,035
BDS Ltd., 2019-FL4, “A”, FLR, 3.128% (LIBOR - 1mo. + 1.10%), 8/15/2036 (z)	7,275,500	7,277,777
BDS Ltd., FLR, 3.425% (LIBOR - 1mo. + 1.4%), 8/15/2035 (z)	12,606,500	12,606,327
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.027% (LIBOR - 1mo. + 1%), 6/15/2028 (z)	699,098	699,636
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	3,554,840	3,593,440
Commercial Mortgage Pass-Through Certificates, 2019-BN17, “A4”, 3.714%, 4/15/2052	8,356,000	9,210,409
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	7,000,000	7,348,286
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	9,641,397	10,343,649
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	11,000,000	11,881,532
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,534,308	5,865,536
Cutwater CLO Ltd., 2015-1A, “AR”, FLR, 3.523% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	13,305,000	13,314,859
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.203% (LIBOR - 3mo. + 0.9%), 4/15/2029 (z)	8,528,000	8,510,458

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.323% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	$11,647,598	$11,575,965
Exantas Capital Corp. CLO Ltd., 2018-RS06, “A”, FLR, 2.855% (LIBOR - 3mo. + 1.4%), 6/15/2035 (n)	1,110,175	1,109,481
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 3.803% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	3,980,000	3,968,888
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	3,092,000	3,092,021
Fort Cre LLC, 2018-1A, “A1”, FLR, 3.396% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	4,954,000	4,953,866
GMAC Mortgage Corp. Loan Trust, 3.66%, 10/25/2036	722,808	763,556
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	10,734,280	11,372,138
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	13,361,337	14,002,622
KKR Real Estate Financial Trust, Inc., 2018-FL1, “A”, FLR, 3.125% (LIBOR - 1mo. + 1.1%), 6/15/2036 (n)	6,595,500	6,603,744
Magnetite XVI Ltd., 2015-16A, “AR”, FLR, 3.1% (LIBOR - 3mo. + 0.8%), 1/18/2028 (z)	5,000,000	4,997,455
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	4,195,516	4,528,377
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	3,903,759	4,200,253
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 4.099% (LIBOR - 3mo. + 1.8%), 4/18/2025 (n)	13,096,831	13,084,992
Navistar Financial Dealer Note Master Owner Trust II, 2018-1, “A”, FLR, 2.648% (LIBOR - 1mo. + 0.63%), 9/25/2023 (z)	7,710,000	7,719,498
Neuberger Berman CLO Ltd., FLR, 3.103% (LIBOR - 3mo. + 0.8%), 1/15/2028 (z)	5,725,000	5,715,159
Oaktree CLO Ltd., 2015-1A, “A2AR”, FLR, 3.628% (LIBOR - 3mo. + 1.35%), 10/20/2027 (n)	2,435,945	2,409,432
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	1,248,751	1,225,476
Sound Point CLO Ltd., 2015-3A, “AR”, FLR, 3.168% (LIBOR -3mo. + 0.89%), 1/20/2028 (n)	3,225,000	3,212,468
UBS Commercial Mortgage Trust, 2019-C16, “A4”, 3.605%, 4/15/2052	30,000,000	32,634,972
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 9/15/2052	7,465,644	7,681,049
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	6,507,931	6,793,210

		$322,298,058

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - 0.2%
General Motors Co., 6.75%, 4/01/2046	$3,268,000	$3,738,320
General Motors Financial Co., Inc., 4.35%, 4/09/2025	3,361,000	3,500,978
Lear Corp., 3.8%, 9/15/2027	7,427,000	7,464,679
Lear Corp., 4.25%, 5/15/2029	3,446,000	3,539,179

		$18,243,156
Broadcasting - 0.1%
Fox Corp., 4.03%, 1/25/2024 (n)	$7,984,000	$8,489,142

Brokerage & Asset Managers - 0.5%
Charles Schwab Corp., 3.2%, 1/25/2028	$7,026,000	$7,375,919
E*TRADE Financial Corp., 2.95%, 8/24/2022	2,227,000	2,262,784
E*TRADE Financial Corp., 3.8%, 8/24/2027	3,239,000	3,379,120
E*TRADE Financial Corp., 4.5%, 6/20/2028	3,325,000	3,620,586
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	4,411,000	4,446,778
Intercontinental Exchange, Inc., 4%, 10/15/2023	7,055,000	7,529,533
Raymond James Financial, Inc., 4.95%, 7/15/2046	6,556,000	7,833,151

		$36,447,871
Building - 0.2%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$3,379,000	$3,635,386
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	2,740,000	2,811,690
Masco Corp., 4.375%, 4/01/2026	5,605,000	6,016,221

		$12,463,297
Business Services - 0.3%
Fidelity National Information Services, Inc., 4.5%, 8/15/2046	$1,829,000	$2,120,289
Fidelity National Information Services, Inc., 4.75%, 5/15/2048	7,719,000	9,363,126
Fiserv, Inc., 4.4%, 7/01/2049	5,204,000	5,806,721
Verisk Analytics, Inc., 4.125%, 3/15/2029	7,699,000	8,482,684

		$25,772,820
Cable TV - 0.2%
Charter Communications Operating LLC/Charter
Communications Operating Capital Corp., 4.908%, 7/23/2025	$5,325,000	$5,841,287
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	7,170,000	9,917,469

		$15,758,756
Chemicals - 0.1%
Sherwin-Williams Co., 4.5%, 6/01/2047	$5,394,000	$6,044,624

Computer Software - 0.2%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)	$5,910,000	$6,334,949
Microsoft Corp., 4.25%, 2/06/2047	6,521,000	8,090,100

		$14,425,049

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - Systems - 0.2%
Apple, Inc., 2.85%, 2/23/2023	$9,582,000	$9,864,154
Apple, Inc., 3.35%, 2/09/2027	3,208,000	3,429,746
Apple, Inc., 3.85%, 5/04/2043	5,286,000	5,926,845

		$19,220,745
Conglomerates - 0.2%
Roper Technologies, Inc., 4.2%, 9/15/2028	$2,666,000	$2,927,832
Roper Technologies, Inc. , 2.95%, 9/15/2029	1,686,000	1,690,091
United Technologies Corp., 4.125%, 11/16/2028	5,363,000	6,067,622
Wabtec Corp., 4.95%, 9/15/2028	6,210,000	6,847,653
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	1,213,000	1,291,879

		$18,825,077
Consumer Products - 0.2%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$6,003,000	$6,289,022
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	6,336,000	6,450,377

		$12,739,399
Consumer Services - 0.6%
Expedia Group, Inc., 3.25%, 2/15/2030 (z)	$6,708,000	$6,688,870
Experian Finance PLC, 4.25%, 2/01/2029 (n)	5,108,000	5,737,380
IHS Markit Ltd., 3.625%, 5/01/2024	1,224,000	1,268,186
IHS Markit Ltd., 4%, 3/01/2026 (n)	6,653,000	7,005,609
IHS Markit Ltd., 4.25%, 5/01/2029	1,836,000	1,974,490
Priceline Group, Inc., 2.75%, 3/15/2023	12,304,000	12,595,638
Visa, Inc., 3.15%, 12/14/2025	9,366,000	9,982,970

		$45,253,143
Electronics - 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$3,327,000	$3,341,040
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028	9,409,000	9,169,982
Broadcom, Inc., 4.25%, 4/15/2026 (n)	5,014,000	5,178,996

		$17,690,018
Energy - Integrated - 0.2%
BP Capital Markets PLC, 4.742%, 3/11/2021	$4,892,000	$5,070,186
Eni S.p.A., 4.75%, 9/12/2028 (n)	5,928,000	6,725,768

		$11,795,954
Financial Institutions - 0.2%
AerCap Ireland Capital Ltd., 4.875%, 1/16/2024	$1,093,000	$1,180,261
AerCap Ireland Capital Ltd., 3.65%, 7/21/2027	9,238,000	9,399,553
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	2,464,000	2,548,515

		$13,128,329

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - 0.3%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$5,850,000	$9,152,599
Conagra Brands, Inc., 5.3%, 11/01/2038	751,000	867,439
Conagra Brands, Inc., 5.4%, 11/01/2048	1,531,000	1,816,296
Constellation Brands, Inc., 3.5%, 5/09/2027	9,893,000	10,347,335
Diageo Capital PLC, 2.375%, 10/24/2029	3,896,000	3,860,780

		$26,044,449
Forest & Paper Products - 0.1%
Suzano Austria GmbH, 6%, 1/15/2029	$4,985,000	$5,418,695

Gaming & Lodging - 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$5,487,000	$6,047,826
Las Vegas Sands Corp., 3.9%, 8/08/2029	3,182,000	3,263,770
Marriott International, Inc., 4%, 4/15/2028	6,516,000	6,971,754

		$16,283,350
Insurance - 0.3%
American International Group, Inc., 4.875%, 6/01/2022	$10,460,000	$11,178,686
American International Group, Inc., 3.75%, 7/10/2025	8,000,000	8,452,539

		$19,631,225
Insurance - Health - 0.2%
UnitedHealth Group, Inc., 3.75%, 7/15/2025	$9,796,000	$10,532,920
UnitedHealth Group, Inc., 3.5%, 8/15/2039	1,303,000	1,356,409

		$11,889,329
Insurance - Property & Casualty - 0.3%
Aon Corp., 3.75%, 5/02/2029	$5,438,000	$5,801,813
Berkshire Hathaway, Inc., 3.125%, 3/15/2026	3,183,000	3,358,938
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	3,261,000	3,281,672
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (z)	3,992,000	4,013,706
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	5,360,000	5,566,824
Marsh & McLennan Cos., Inc., 4.75%, 3/15/2039	2,844,000	3,432,151

		$25,455,104
International Market Quasi-Sovereign - 0.1%
Temasek Financial I Ltd. (Republic of Singapore), 2.375%, 1/23/2023 (n)	$10,140,000	$10,281,205

Machinery & Tools - 0.1%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$6,456,000	$6,812,389

Major Banks - 1.7%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$6,400,000	$6,927,130
Bank of America Corp., 4.1%, 7/24/2023	7,970,000	8,503,340

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Bank of America Corp., 3.004%, 12/20/2023	$1,833,000	$1,871,983
Bank of America Corp., 4.125%, 1/22/2024	10,657,000	11,470,013
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	5,404,000	5,620,901
Bank of America Corp., 3.5%, 4/19/2026	10,585,000	11,237,829
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	6,353,000	6,736,540
JPMorgan Chase & Co., 3.2%, 1/25/2023	14,643,000	15,122,390
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	16,313,000	17,452,964
JPMorgan Chase & Co., 3.897%, 1/23/2049	3,658,000	4,070,158
Morgan Stanley, 3.125%, 1/23/2023	1,002,000	1,027,789
Morgan Stanley, 3.875%, 4/29/2024	6,520,000	6,936,170
Morgan Stanley, 4%, 7/23/2025	2,939,000	3,170,532
Morgan Stanley, 3.625%, 1/20/2027	14,924,000	15,802,182
Wells Fargo & Co., 3.75%, 1/24/2024	10,183,000	10,775,038

		$126,724,959
Medical & Health Technology & Services - 0.6%
Alcon, Inc., 3.8%, 9/23/2049 (z)	$948,000	$989,602
Becton, Dickinson and Co., 3.125%, 11/08/2021	3,168,000	3,220,595
Becton, Dickinson and Co., 4.669%, 6/06/2047	6,553,000	7,738,950
HCA, Inc., 5.125%, 6/15/2039	2,427,000	2,647,080
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022	1,494,000	1,524,399
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	6,000,000	6,680,736
Northwell Healthcare, Inc., 3.979%, 11/01/2046	520,000	569,271
Northwell Healthcare, Inc., 4.26%, 11/01/2047	4,156,000	4,641,680
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	7,303,000	7,524,040
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027	7,755,000	8,106,938

		$43,643,291
Medical Equipment - 0.3%
Abbott Laboratories, 4.9%, 11/30/2046	$6,534,000	$8,429,121
Boston Scientific Corp., 3.75%, 3/01/2026	2,105,000	2,249,512
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/2025	7,149,000	7,505,772
Zimmer Biomet Holdings, Inc., FLR, 2.914% (LIBOR - 3mo. + 0.75%), 3/19/2021	2,923,000	2,923,051

		$21,107,456
Metals & Mining - 0.1%
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	$4,071,000	$4,260,373

Midstream - 0.6%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$9,121,000	$9,658,253
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	822,000	883,836

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Enterprise Products Operating LLC, 4.2%, 1/31/2050	$2,777,000	$2,969,880
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	5,700,000	6,059,916
MPLX LP, 4.5%, 4/15/2038	2,748,000	2,848,483
ONEOK, Inc., 4.95%, 7/13/2047	7,952,000	8,621,204
Plains All American Pipeline, 3.55%, 12/15/2029	2,703,000	2,642,272
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	9,458,000	10,428,558

		$44,112,402
Mortgage-Backed - 12.5%
Fannie Mae, 5%, 12/01/2019 - 3/01/2042	$10,412,206	$11,490,911
Fannie Mae, 4.58%, 1/01/2021	242,839	244,500
Fannie Mae, 6%, 1/01/2021 - 7/01/2037	7,636,155	8,611,764
Fannie Mae, 3.99%, 7/01/2021	277,188	284,625
Fannie Mae, 2.67%, 3/01/2022	854,831	870,425
Fannie Mae, 2.73%, 4/01/2023	616,107	631,780
Fannie Mae, 2.41%, 5/01/2023	934,503	948,897
Fannie Mae, 2.55%, 5/01/2023	878,714	896,335
Fannie Mae, 2.59%, 5/01/2023	923,967	943,778
Fannie Mae, 2.62%, 5/01/2023	614,283	628,028
Fannie Mae, 5.25%, 8/01/2024	943,023	1,052,154
Fannie Mae, 3.5%, 5/25/2025 - 1/01/2047	98,598,992	103,128,033
Fannie Mae, 2.7%, 7/01/2025	1,007,000	1,043,335
Fannie Mae, 3.43%, 6/01/2026	1,140,085	1,233,866
Fannie Mae, 4.54%, 7/01/2026	958,925	1,083,162
Fannie Mae, 2.28%, 11/01/2026	1,365,189	1,385,001
Fannie Mae, 2.672%, 12/25/2026	4,588,000	4,737,579
Fannie Mae, 3.95%, 1/01/2027	923,198	1,030,669
Fannie Mae, 3%, 11/01/2028 - 11/01/2046	34,643,034	35,644,787
Fannie Mae, 4.01%, 1/01/2029	776,313	878,525
Fannie Mae, 4.96%, 6/01/2030	525,983	615,133
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	2,840,344	3,220,226
Fannie Mae, 5.5%, 2/01/2033 - 4/01/2040	13,674,880	15,303,944
Fannie Mae, 4.5%, 8/01/2033 - 6/01/2044	30,763,120	33,309,766
Fannie Mae, 3.25%, 5/25/2040	720,533	750,760
Fannie Mae, 4%, 9/01/2040 - 6/01/2047	80,667,451	85,950,112
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	4,713,018	4,681,383
Fannie Mae, TBA, 3%, 10/01/2034 - 11/01/2034	27,507,999	28,111,927
Fannie Mae, TBA, 2.5%, 11/01/2034	18,037,500	18,187,930
Fannie Mae, TBA, 5%, 11/01/2049	2,250,000	2,411,455
Freddie Mac, 1.869%, 11/25/2019	641,065	640,041
Freddie Mac, 5.5%, 2/01/2020 - 10/01/2035	2,867,441	3,211,616
Freddie Mac, 2.313%, 3/25/2020	573,543	572,967
Freddie Mac, 5%, 4/01/2020 - 7/01/2041	6,118,666	6,776,235

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.808%, 8/25/2020	$5,751,189	$5,810,236
Freddie Mac, 3.034%, 10/25/2020	1,740,334	1,750,995
Freddie Mac, 6%, 5/01/2021 - 6/01/2037	3,105,205	3,531,887
Freddie Mac, 2.791%, 1/25/2022	3,221,000	3,267,767
Freddie Mac, 2.51%, 11/25/2022	4,700,000	4,770,925
Freddie Mac, 3.111%, 2/25/2023	5,200,000	5,379,738
Freddie Mac, 3.32%, 2/25/2023	2,023,000	2,107,105
Freddie Mac, 3.25%, 4/25/2023	6,006,000	6,245,582
Freddie Mac, 3.06%, 7/25/2023	4,461,000	4,623,387
Freddie Mac, 3.458%, 8/25/2023	5,373,000	5,644,876
Freddie Mac, 1.016%, 4/25/2024 (i)	11,277,651	364,355
Freddie Mac, 0.63%, 7/25/2024 (i)	40,823,000	994,603
Freddie Mac, 0.736%, 7/25/2024 (i)	13,958,572	355,631
Freddie Mac, 4.5%, 8/01/2024 - 5/01/2042	5,227,978	5,641,062
Freddie Mac, 0.431%, 8/25/2024 (i)	44,106,000	746,723
Freddie Mac, 0.531%, 8/25/2024 (i)	81,906,350	1,444,296
Freddie Mac, 3.064%, 8/25/2024	2,295,000	2,395,564
Freddie Mac, 0.49%, 10/25/2024 (i)	60,001,826	953,183
Freddie Mac, 3.171%, 10/25/2024	3,005,000	3,164,675
Freddie Mac, 0.4%, 11/25/2024 (i)	44,690,000	660,692
Freddie Mac, 2.67%, 12/25/2024	3,687,000	3,802,540
Freddie Mac, 3.329%, 5/25/2025	4,698,000	5,013,259
Freddie Mac, 3.01%, 7/25/2025	1,275,000	1,340,693
Freddie Mac, 3.151%, 11/25/2025	2,984,000	3,168,067
Freddie Mac, 3.5%, 12/01/2025 - 10/25/2058	76,935,691	80,208,858
Freddie Mac, 2.673%, 3/25/2026	6,105,000	6,332,527
Freddie Mac, 3.413%, 12/25/2026	2,318,000	2,520,883
Freddie Mac, 3.43%, 1/25/2027	2,273,257	2,472,797
Freddie Mac, 3.224%, 3/25/2027	3,711,000	3,988,382
Freddie Mac, 0.774%, 6/25/2027 (i)	39,273,000	1,869,454
Freddie Mac, 0.89%, 6/25/2027 (i)	12,770,733	644,229
Freddie Mac, 0.713%, 7/25/2027 (i)	34,197,148	1,389,628
Freddie Mac, 0.461%, 8/25/2027 (i)	27,934,000	745,821
Freddie Mac, 0.566%, 8/25/2027 (i)	18,229,259	560,338
Freddie Mac, 3.244%, 8/25/2027	2,336,000	2,520,555
Freddie Mac, 0.405%, 9/25/2027 (i)	30,183,000	701,990
Freddie Mac, 0.496%, 9/25/2027 (i)	24,846,320	672,013
Freddie Mac, 0.325%, 11/25/2027 (i)	47,333,000	820,413
Freddie Mac, 0.419%, 11/25/2027 (i)	34,074,317	735,995
Freddie Mac, 0.456%, 11/25/2027 (i)	30,394,737	756,428
Freddie Mac, 0.37%, 12/25/2027 (i)	29,308,000	620,699
Freddie Mac, 0.413%, 12/25/2027 (i)	32,765,000	794,931
Freddie Mac, 0.494%, 12/25/2027 (i)	52,354,910	1,450,582

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.65%, 2/25/2028	$2,634,000	$2,919,781
Freddie Mac, 3.9%, 4/25/2028	4,975,000	5,611,342
Freddie Mac, 1.089%, 7/25/2029 (i)	858,352	78,852
Freddie Mac, 2.5%, 11/01/2031	397,278	401,124
Freddie Mac, 0.448%, 11/25/2032 (i)	25,920,649	816,135
Freddie Mac, 3%, 8/01/2033 - 3/01/2048	61,865,612	63,649,863
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	1,657,862	1,860,148
Freddie Mac, 4%, 8/01/2037 - 8/01/2047	49,392,215	52,054,965
Ginnie Mae, 2.5%, 7/20/2032	950,000	954,220
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	2,872,764	3,290,600
Ginnie Mae, 5.5%, 12/15/2032 - 4/20/2035	2,422,592	2,747,761
Ginnie Mae, 4.5%, 7/15/2033 - 5/20/2049	14,048,004	14,985,345
Ginnie Mae, 5%, 7/20/2033 - 10/15/2034	802,170	888,914
Ginnie Mae, 4%, 1/20/2041 - 7/20/2049	28,808,261	30,212,092
Ginnie Mae, 3.5%, 12/15/2041 - 8/20/2049	60,167,870	62,698,203
Ginnie Mae, 3%, 4/20/2045 - 3/20/2048	65,446,409	67,296,412
Ginnie Mae, 0.661%, 2/16/2059 (i)	20,797,220	1,208,566
Ginnie Mae, TBA, 3%, 10/01/2049 - 11/01/2049	23,025,000	23,611,779
Ginnie Mae, TBA, 3.5%, 11/01/2049	7,875,000	8,154,163
Ginnie Mae, TBA, 4%, 11/01/2049	2,475,000	2,572,792
Ginnie Mae, TBA, 4.5%, 11/01/2049	36,330,000	37,930,279

		$947,439,349
Municipals - 0.3%
New Jersey Economic Development Authority State Pension Funding Rev., “A”, 7.425%, 2/15/2029	$8,500,000	$10,857,900
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/2040	5,815,000	9,369,709

		$20,227,609
Natural Gas - Distribution - 0.1%
NiSource, Inc., 2.95%, 9/01/2029	$5,114,000	$5,141,705
NiSource, Inc., 5.65%, 2/01/2045	2,500,000	3,221,648

		$8,363,353
Network & Telecom - 0.1%
AT&T, Inc., 3%, 6/30/2022	$6,074,000	$6,199,884
AT&T, Inc., 5.45%, 3/01/2047	4,507,000	5,452,310

		$11,652,194
Oils - 0.2%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$5,246,000	$5,637,912
Valero Energy Corp., 4.9%, 3/15/2045	7,872,000	8,790,146

		$14,428,058

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - 0.2%
Banco de Credito del Peru, 5.375%, 9/16/2020	$4,872,000	$5,005,980
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	4,730,000	5,138,010
Capital One Financial Corp., 3.75%, 3/09/2027	7,855,000	8,245,365

		$18,389,355
Pollution Control - 0.1%
Republic Services, Inc., 3.95%, 5/15/2028	$4,185,000	$4,630,606

Retailers - 0.3%
Best Buy Co., Inc., 4.45%, 10/01/2028	$7,794,000	$8,465,589
Dollar Tree, Inc., 4%, 5/15/2025	3,262,000	3,456,329
Dollar Tree, Inc., 4.2%, 5/15/2028	1,553,000	1,668,737
Home Depot, Inc., 5.95%, 4/01/2041	1,578,000	2,259,033
Home Depot, Inc., 3.9%, 6/15/2047	4,506,000	5,158,836

		$21,008,524
Telecommunications - Wireless - 0.3%
American Tower Corp., REIT, 3%, 6/15/2023	$3,756,000	$3,842,126
American Tower Corp., REIT, 3.6%, 1/15/2028	3,756,000	3,954,010
American Tower Trust I, REIT, 3.07%, 3/15/2023 (n)	5,960,000	6,056,227
Crown Castle International Corp., 3.65%, 9/01/2027	9,353,000	9,902,983

		$23,755,346
Transportation - Services - 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$6,381,000	$9,035,780

U.S. Government Agencies and Equivalents - 0.0%
Small Business Administration, 4.35%, 7/01/2023	$82,676	$85,438
Small Business Administration, 4.77%, 4/01/2024	260,401	271,008
Small Business Administration, 5.18%, 5/01/2024	438,133	459,550
Small Business Administration, 5.52%, 6/01/2024	222,440	234,260
Small Business Administration, 4.99%, 9/01/2024	420,993	439,925
Small Business Administration, 4.95%, 3/01/2025	358,706	375,014

		$1,865,195
U.S. Treasury Obligations - 12.0%
U.S. Treasury Bonds, 4.5%, 2/15/2036	$7,818,000	$10,777,235
U.S. Treasury Bonds, 5%, 5/15/2037	2,452,000	3,616,221
U.S. Treasury Bonds, 3.5%, 2/15/2039	13,220,000	16,560,116
U.S. Treasury Bonds, 4.5%, 8/15/2039	4,987,000	7,092,644
U.S. Treasury Bonds, 2.875%, 5/15/2043	132,488,000	151,900,597
U.S. Treasury Bonds, 2.5%, 2/15/2045	5,313,000	5,716,871
U.S. Treasury Bonds, 3%, 11/15/2045	215,000	253,608
U.S. Treasury Bonds, 2.875%, 11/15/2046	44,148,000	51,084,065
U.S. Treasury Bonds, 3%, 2/15/2048	38,202,000	45,357,414
U.S. Treasury Notes, 3.125%, 5/15/2021	22,007,000	22,492,701

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, 1.75%, 11/30/2021	$195,770,000	$196,205,894
U.S. Treasury Notes, 1.75%, 9/30/2022	160,226,000	161,020,872
U.S. Treasury Notes, 1.625%, 5/31/2023	97,252,200	97,442,145
U.S. Treasury Notes, 2.5%, 8/15/2023	59,187,000	61,242,361
U.S. Treasury Notes, 2.25%, 8/15/2027	27,750,000	29,010,674
U.S. Treasury Notes, 2.375%, 5/15/2029	41,500,000	44,071,054

		$903,844,472
Utilities - Electric Power - 0.8%
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	$3,550,000	$3,769,311
Duke Energy Corp., 2.65%, 9/01/2026	1,590,000	1,600,264
Duke Energy Progress LLC, 3.45%, 3/15/2029	7,168,000	7,736,502
Enel Finance International N.V., 2.65%, 9/10/2024	6,544,000	6,551,021
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	6,677,000	7,577,428
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	2,194,000	2,481,303
Evergy, Inc., 2.9%, 9/15/2029	5,701,000	5,672,170
Exelon Corp., 3.4%, 4/15/2026	9,718,000	10,157,713
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (z)	4,533,000	4,962,250
Oncor Electric Delivery Co. LLC, 5.75%, 3/15/2029	4,555,000	5,764,503
PPL Capital Funding, Inc., 5%, 3/15/2044	1,773,000	2,069,762
PPL Corp., 3.4%, 6/01/2023	4,920,000	5,063,692

		$63,405,919
Total Bonds (Identified Cost, $2,875,465,852)		$3,021,182,719

Convertible Preferred Stocks - 0.4%
Medical Equipment - 0.1%
Danaher Corp., 4.75%	3,976	$4,532,839

Utilities - Electric Power - 0.3%
CenterPoint Energy, Inc., 7%	493,865	$25,809,385
Total Convertible Preferred Stocks (Identified Cost, $29,229,447)		$30,342,224

Preferred Stocks - 0.1%
Electronics - 0.1%
Samsung Electronics Co. Ltd. (Identified Cost, $4,975,034)	148,696	$4,886,943

Investment Companies (h) - 1.3%
Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 2.09% (v) (Identified Cost, $100,752,515)	100,761,592	$100,761,592

Other Assets, Less Liabilities - (1.6)%		(121,073,836)
Net Assets - 100.0%		$7,548,258,796

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $100,761,592 and $7,568,571,040, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $218,326,333, representing 2.9% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Alcon, Inc., 3.8%, 9/23/2049	9/16/19	$946,313	$989,602
ALM Loan Funding, CLO, 2013-7R2A, “A1B2”, FLR, 3.703% (LIBOR - 3mo. + 1.4%), 10/15/2027	9/21/18	13,305,000	13,213,408
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.55% (LIBOR - 3mo. + 1.25%), 10/18/2027	10/04/17	10,945,000	10,846,966
AREIT CRE Trust, 2018-CRE2, “A”, FLR, 3.008%
(LIBOR - 1mo. + 0.98%), 11/14/2035	10/30/18	11,150,738	11,150,738
Bancorp Commercial Mortgage Trust, 2018-CRE4, “A”, FLR, 2.927% (LIBOR - 1mo. + 0.9%), 9/15/2035	9/17/18-9/11/19	9,445,915	9,443,294
Bancorp Commercial Mortgage Trust, 2019-CRE6, FLR, 3.566% (LIBOR - 1mo. + 1.3%), 9/15/2036	9/13/19	10,512,013	10,518,583
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.643% (LIBOR - 1mo. + 1.6%), 12/28/2040	3/01/06	2,746,867	2,725,035
BDS Ltd., 2019-FL4, “A”, FLR, 3.128% (LIBOR - 1mo. + 1.10%), 8/15/2036	7/17/19	7,275,500	7,277,777
BDS Ltd., FLR, 3.425% (LIBOR - 1mo. + 1.4%), 8/15/2035	7/25/18-10/29/18	12,615,251	12,606,327
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.027% (LIBOR - 1mo. + 1%), 6/15/2028	6/14/16	699,098	699,636
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.203% (LIBOR - 3mo. + 0.9%), 4/15/2029	4/09/18	8,528,000	8,510,458
Expedia Group, Inc., 3.25%, 2/15/2030	9/11/19	6,656,149	6,688,870
Jersey Central Power & Light Co., 4.3%, 1/15/2026	2/05/19	4,594,225	4,962,250
Liberty Mutual Group, Inc., 4.85%, 8/01/2044	5/25/16-11/01/16	3,985,573	4,013,706
Magnetite XVI Ltd., 2015-16A, “AR”, FLR, 3.1% (LIBOR - 3mo. + 0.8%), 1/18/2028	1/18/18	5,000,000	4,997,455

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Navistar Financial Dealer Note Master Owner Trust II, 2018-1, “A”, FLR, 2.648% (LIBOR - 1mo. + 0.63%), 9/25/2023	9/17/18	$7,710,000	$7,719,498
Neuberger Berman CLO Ltd., FLR, 3.103% (LIBOR - 3mo. + 0.8%), 1/15/2028	9/19/18	5,708,187	5,715,159
Total Restricted Securities			$122,078,762
% of Net assets			1.6%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TBA	To Be Announced

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $5,782,002,300)	$7,568,571,040
Investments in affiliated issuers, at value (identified cost, $100,752,515)	100,761,592
Receivables for
Investments sold	3,749,163
Investments sold on an extended settlement basis	102,343,432
Fund shares sold	4,068,628
Interest and dividends	24,514,123
Other assets	3,078
Total assets	$7,804,011,056

Liabilities
Payable to custodian	$989,571
Payables for
Distributions	1,054,065
Investments purchased	16,048,066
Investments purchased on an extended settlement basis	223,814,815
Fund shares reacquired	10,072,863
Payable to affiliates
Investment adviser	287,872
Administrative services fee	6,315
Shareholder servicing costs	2,980,223
Distribution and service fees	167,317
Program manager fees	192
Payable for independent Trustees’ compensation	9,737
Accrued expenses and other liabilities	321,224
Total liabilities	$255,752,260
Net assets	$7,548,258,796

Net assets consist of
Paid-in capital	$5,698,926,770
Total distributable earnings (loss)	1,849,332,026
Net assets	$7,548,258,796
Shares of beneficial interest outstanding	388,481,797

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,666,094,628	240,315,504	$19.42
Class B	124,981,868	6,424,789	19.45
Class C	602,144,539	30,793,303	19.55
Class I	663,463,785	34,179,002	19.41
Class R1	10,507,955	541,876	19.39
Class R2	165,892,671	8,515,395	19.48
Class R3	290,210,362	14,934,897	19.43
Class R4	236,164,886	12,149,593	19.44
Class R6	753,665,545	38,816,681	19.42
Class 529A	26,157,720	1,351,103	19.36
Class 529B	981,059	50,441	19.45
Class 529C	7,993,778	409,213	19.53

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $20.60 [100 / 94.25 x $19.42] and $20.54 [100 / 94.25 x $19.36], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$121,360,506
Interest	93,127,465
Dividends from affiliated issuers	2,831,985
Income on securities loaned	543,741
Other	206,824
Foreign taxes withheld	(1,705,437)
Total investment income	$216,365,084
Expenses
Management fee	$25,826,301
Distribution and service fees	20,981,471
Shareholder servicing costs	7,199,356
Program manager fees	17,161
Administrative services fee	579,866
Independent Trustees’ compensation	100,274
Custodian fee	303,026
Shareholder communications	286,140
Audit and tax fees	85,242
Legal fees	71,883
Miscellaneous	353,295
Total expenses	$55,804,015
Fees paid indirectly	(17,506)
Reduction of expenses by distributor	(338,528)
Net expenses	$55,447,981
Net investment income (loss)	$160,917,103

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$134,482,965
Affiliated issuers	4,853
Foreign currency	10,148
Net realized gain (loss)	$134,497,966
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$171,792,487
Affiliated issuers	4,731
Translation of assets and liabilities in foreign currencies	(28,954)
Net unrealized gain (loss)	$171,768,264
Net realized and unrealized gain (loss)	$306,266,230
Change in net assets from operations	$467,183,333

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/19	9/30/18
Change in net assets

From operations
Net investment income (loss)	$160,917,103	$149,491,081
Net realized gain (loss)	134,497,966	263,860,144
Net unrealized gain (loss)	171,768,264	(53,775,441)
Change in net assets from operations	$467,183,333	$359,575,784
Total distributions to shareholders	$(338,868,704)	$(442,732,304)
Change in net assets from fund share transactions	$(378,374,769)	$(20,898,018)
Total change in net assets	$(250,060,140)	$(104,054,538)

Net assets
At beginning of period	7,798,318,936	7,902,373,474
At end of period	$7,548,258,796	$7,798,318,936

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.09	$19.29	$18.19		$17.38	$18.16

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.37	$0.38	(c)	$0.35	$0.43
Net realized and unrealized gain (loss)	0.78	0.53	1.36		1.41	(0.40)
Total from investment operations	$1.19	$0.90	$1.74		$1.76	$0.03

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.39)		$(0.44)	$(0.38)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.86)	$(1.10)	$(0.64)		$(0.95)	$(0.81)
Net asset value, end of period (x)	$19.42	$19.09	$19.29		$18.19	$17.38
Total return (%) (r)(s)(t)(x)	6.73	4.71	9.78	(c)	10.50	0.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.74	(c)	0.74	0.74
Expenses after expense reductions (f)	0.72	0.72	0.73	(c)	0.73	0.74
Net investment income (loss)	2.20	1.95	2.03	(c)	1.99	2.35
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$4,666,095	$4,838,039	$4,779,558		$4,733,090	$4,492,707

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.12	$19.31	$18.21		$17.40	$18.18

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.23	$0.24	(c)	$0.22	$0.29
Net realized and unrealized gain (loss)	0.77	0.53	1.36		1.40	(0.41)
Total from investment operations	$1.04	$0.76	$1.60		$1.62	$(0.12)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.25)		$(0.30)	$(0.23)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.71)	$(0.95)	$(0.50)		$(0.81)	$(0.66)
Net asset value, end of period (x)	$19.45	$19.12	$19.31		$18.21	$17.40
Total return (%) (r)(s)(t)(x)	5.90	3.94	8.94	(c)	9.66	(0.75)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.48	1.49	(c)	1.49	1.49
Expenses after expense reductions (f)	1.47	1.48	1.48	(c)	1.49	1.49
Net investment income (loss)	1.44	1.19	1.29	(c)	1.24	1.56
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$124,982	$152,200	$184,889		$205,806	$208,889

Class C	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.21	$19.40	$18.29		$17.48	$18.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.23	$0.24	(c)	$0.22	$0.29
Net realized and unrealized gain (loss)	0.78	0.53	1.37		1.41	(0.39)
Total from investment operations	$1.05	$0.76	$1.61		$1.63	$(0.10)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.25)		$(0.31)	$(0.24)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.71)	$(0.95)	$(0.50)		$(0.82)	$(0.67)
Net asset value, end of period (x)	$19.55	$19.21	$19.40		$18.29	$17.48
Total return (%) (r)(s)(t)(x)	5.92	3.91	8.95	(c)	9.62	(0.68)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.48	1.49	(c)	1.49	1.49
Expenses after expense reductions (f)	1.48	1.48	1.49	(c)	1.49	1.49
Net investment income (loss)	1.44	1.18	1.28	(c)	1.24	1.60
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$602,145	$695,252	$1,054,574		$1,102,670	$965,137

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.08	$19.28	$18.18		$17.38	$18.15

Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.42	$0.39	(c)	$0.39	$0.47
Net realized and unrealized gain (loss)	0.78	0.52	1.40		1.40	(0.39)
Total from investment operations	$1.23	$0.94	$1.79		$1.79	$0.08

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.42)	$(0.44)		$(0.48)	$(0.42)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.90)	$(1.14)	$(0.69)		$(0.99)	$(0.85)
Net asset value, end of period (x)	$19.41	$19.08	$19.28		$18.18	$17.38
Total return (%) (r)(s)(t)(x)	6.99	4.97	10.06	(c)	10.71	0.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.48	0.49	(c)	0.49	0.49
Expenses after expense reductions (f)	N/A	N/A	N/A		N/A	0.49
Net investment income (loss)	2.44	2.20	2.10	(c)	2.22	2.56
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$663,464	$662,998	$593,250		$329,965	$213,734

Class R1	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.06	$19.26	$18.17		$17.36	$18.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.23	$0.24	(c)	$0.22	$0.28
Net realized and unrealized gain (loss)	0.77	0.52	1.35		1.41	(0.39)
Total from investment operations	$1.04	$0.75	$1.59		$1.63	$(0.11)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.25)		$(0.31)	$(0.24)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.71)	$(0.95)	$(0.50)		$(0.82)	$(0.67)
Net asset value, end of period (x)	$19.39	$19.06	$19.26		$18.17	$17.36
Total return (%) (r)(s)(t)(x)	5.93	3.93	8.90	(c)	9.68	(0.75)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.48	1.49	(c)	1.49	1.49
Expenses after expense reductions (f)	N/A	N/A	N/A		N/A	1.49
Net investment income (loss)	1.44	1.19	1.28	(c)	1.24	1.56
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$10,508	$12,068	$12,517		$14,031	$13,964

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.15	$19.34	$18.24		$17.43	$18.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.32	$0.33	(c)	$0.31	$0.39
Net realized and unrealized gain (loss)	0.78	0.54	1.36		1.40	(0.41)
Total from investment operations	$1.14	$0.86	$1.69		$1.71	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.33)	$(0.34)		$(0.39)	$(0.33)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.81)	$(1.05)	$(0.59)		$(0.90)	$(0.76)
Net asset value, end of period (x)	$19.48	$19.15	$19.34		$18.24	$17.43
Total return (%) (r)(s)(t)(x)	6.43	4.48	9.48	(c)	10.19	(0.24)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	0.99	(c)	0.99	0.99
Expenses after expense reductions (f)	0.98	0.98	0.99	(c)	N/A	0.99
Net investment income (loss)	1.94	1.69	1.76	(c)	1.73	2.11
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$165,893	$194,859	$229,263		$205,848	$168,609

Class R3	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.10	$19.30	$18.20		$17.39	$18.17

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.37	$0.37	(c)	$0.35	$0.43
Net realized and unrealized gain (loss)	0.78	0.53	1.37		1.41	(0.41)
Total from investment operations	$1.19	$0.90	$1.74		$1.76	$0.02

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.39)		$(0.44)	$(0.37)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.86)	$(1.10)	$(0.64)		$(0.95)	$(0.80)
Net asset value, end of period (x)	$19.43	$19.10	$19.30		$18.20	$17.39
Total return (%) (r)(s)(t)(x)	6.71	4.70	9.77	(c)	10.48	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.74	(c)	0.74	0.74
Expenses after expense reductions (f)	N/A	0.73	N/A		N/A	0.74
Net investment income (loss)	2.19	1.94	2.01	(c)	1.99	2.35
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$290,210	$325,625	$331,072		$297,313	$251,635

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.11	$19.31	$18.20		$17.40	$18.17

Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.42	$0.43	(c)	$0.39	$0.48
Net realized and unrealized gain (loss)	0.77	0.52	1.37		1.40	(0.40)
Total from investment operations	$1.23	$0.94	$1.80		$1.79	$0.08

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.42)	$(0.44)		$(0.48)	$(0.42)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.90)	$(1.14)	$(0.69)		$(0.99)	$(0.85)
Net asset value, end of period (x)	$19.44	$19.11	$19.31		$18.20	$17.40
Total return (%) (r)(s)(t)(x)	6.98	4.96	10.10	(c)	10.69	0.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.48	0.49	(c)	0.49	0.49
Expenses after expense reductions (f)	N/A	N/A	N/A		N/A	0.49
Net investment income (loss)	2.45	2.19	2.29	(c)	2.23	2.62
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$236,165	$249,073	$291,662		$297,677	$287,976

Class R6	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.09	$19.29	$18.19		$17.38	$18.16

Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.44	$0.42	(c)	$0.41	$0.55
Net realized and unrealized gain (loss)	0.78	0.52	1.38		1.41	(0.47)
Total from investment operations	$1.25	$0.96	$1.80		$1.82	$0.08

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.44)	$(0.45)		$(0.50)	$(0.43)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.92)	$(1.16)	$(0.70)		$(1.01)	$(0.86)
Net asset value, end of period (x)	$19.42	$19.09	$19.29		$18.19	$17.38
Total return (%) (r)(s)(t)(x)	7.07	5.06	10.14	(c)	10.86	0.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.40	0.40	0.40	(c)	0.41	0.41
Expenses after expense reductions (f)	N/A	N/A	N/A		N/A	0.41
Net investment income (loss)	2.52	2.29	2.27	(c)	2.31	3.02
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$753,666	$632,943	$389,609		$169,348	$67,900
See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.03	$19.24	$18.14		$17.34	$18.12

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.36	$0.37	(c)	$0.34	$0.42
Net realized and unrealized gain (loss)	0.78	0.52	1.36		1.40	(0.40)
Total from investment operations	$1.18	$0.88	$1.73		$1.74	$0.02

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.37)	$(0.38)		$(0.43)	$(0.37)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.85)	$(1.09)	$(0.63)		$(0.94)	$(0.80)
Net asset value, end of period (x)	$19.36	$19.03	$19.24		$18.14	$17.34
Total return (%) (r)(s)(t)(x)	6.71	4.63	9.77	(c)	10.42	(0.03)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.79	0.84	(c)	0.84	0.84
Expenses after expense reductions (f)	0.76	0.77	0.77	(c)	0.77	0.78
Net investment income (loss)	2.16	1.91	1.97	(c)	1.95	2.31
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$26,158	$24,945	$23,275		$21,204	$18,177

Class 529B	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.11	$19.31	$18.21		$17.40	$18.17

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.22	$0.23	(c)	$0.21	$0.27
Net realized and unrealized gain (loss)	0.79	0.52	1.36		1.41	(0.38)
Total from investment operations	$1.09	$0.74	$1.59		$1.62	$(0.11)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.22)	$(0.24)		$(0.30)	$(0.23)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.75)	$(0.94)	$(0.49)		$(0.81)	$(0.66)
Net asset value, end of period (x)	$19.45	$19.11	$19.31		$18.21	$17.40
Total return (%) (r)(s)(t)(x)	6.16	3.86	8.88	(c)	9.60	(0.75)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.54	1.59	(c)	1.59	1.59
Expenses after expense reductions (f)	N/A	1.53	1.53	(c)	1.54	1.54
Net investment income (loss)	1.63	1.14	1.23	(c)	1.19	1.50
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$981	$1,228	$1,483		$1,580	$1,721

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$19.20	$19.39	$18.28		$17.47	$18.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.22	$0.23	(c)	$0.21	$0.28
Net realized and unrealized gain (loss)	0.77	0.53	1.37		1.41	(0.40)
Total from investment operations	$1.03	$0.75	$1.60		$1.62	$(0.12)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.22)	$(0.24)		$(0.30)	$(0.23)
From net realized gain	(0.47)	(0.72)	(0.25)		(0.51)	(0.43)
Total distributions declared to shareholders	$(0.70)	$(0.94)	$(0.49)		$(0.81)	$(0.66)
Net asset value, end of period (x)	$19.53	$19.20	$19.39		$18.28	$17.47
Total return (%) (r)(s)(t)(x)	5.82	3.89	8.91	(c)	9.57	(0.79)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.54	1.59	(c)	1.59	1.59
Expenses after expense reductions (f)	1.53	1.53	1.53	(c)	1.54	1.54
Net investment income (loss)	1.39	1.14	1.22	(c)	1.18	1.55
Portfolio turnover	39	33	38		32	45
Net assets at end of period (000 omitted)	$7,994	$9,088	$11,223		$10,428	$8,222

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that purchased callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid

Notes to Financial Statements – continued

quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,140,770,939	$—	$—	$4,140,770,939
Switzerland	104,162,599	—	—	104,162,599
United Kingdom	102,302,821	—	—	102,302,821
Japan	—	43,269,280	—	43,269,280
France	36,789,229	—	—	36,789,229
Canada	34,986,581	—	—	34,986,581
Taiwan	30,722,257	—	—	30,722,257
Italy	23,839,800	—	—	23,839,800
Germany	16,038,017	—	—	16,038,017
Other Countries	6,512,391	7,994,407	—	14,506,798
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	905,709,666	—	905,709,666
Non-U.S. Sovereign Debt	—	10,281,205	—	10,281,205
Municipal Bonds	—	20,227,609	—	20,227,609
U.S. Corporate Bonds	—	701,274,975	—	701,274,975
Residential Mortgage-Backed Securities	—	949,428,380	—	949,428,380
Commercial Mortgage-Backed Securities	—	199,683,690	—	199,683,690
Asset-Backed Securities (including CDOs)	—	120,625,337	—	120,625,337
Foreign Bonds	—	113,951,857	—	113,951,857
Mutual Funds	100,761,592	—	—	100,761,592
Total	$4,596,886,226	$3,072,446,406	$—	$7,669,332,632

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2019, there were no securities on loan or collateral outstanding.

TBA Dollar Roll Transactions – The fund enters into TBA dollar roll transactions in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. TBA dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S.

Notes to Financial Statements – continued

generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments and TBA sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The

Notes to Financial Statements – continued

MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/19	Year ended 9/30/18
Ordinary income (including any short-term capital gains)	$151,457,015	$176,137,023
Long-term capital gains	187,411,689	266,595,281

Total distributions	$338,868,704	$442,732,304

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/19

Cost of investments	$5,930,170,716
Gross appreciation	1,822,142,975

Gross depreciation	(82,981,059)
Net unrealized appreciation (depreciation)	$1,739,161,916

Undistributed ordinary income	25,133,701
Undistributed long-term capital gain	100,038,052
Other temporary differences	(15,001,643)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 9/30/19	Year ended 9/30/18
Class A	$210,257,354	$270,943,070
Class B	5,370,954	8,525,060
Class C	24,601,179	48,451,142
Class I	31,083,162	36,680,946
Class R1	419,199	612,265
Class R2	7,849,093	11,722,893
Class R3	14,302,727	18,515,402
Class R4	11,580,802	16,439,081
Class R6	31,913,119	28,909,721
Class 529A	1,126,162	1,332,569
Class 529B	43,150	68,530
Class 529C	321,803	531,625
Total	$338,868,704	$442,732,304

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $6.3 billion	0.35%
In excess of $6.3 billion	0.34%

The management fee incurred for the year ended September 30, 2019 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $630,909 and $8,885 for the year ended September 30, 2019, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$11,433,107
Class B	0.75%	0.25%	1.00%	1.00%	1,354,679
Class C	0.75%	0.25%	1.00%	1.00%	6,301,672
Class R1	0.75%	0.25%	1.00%	1.00%	108,801
Class R2	0.25%	0.25%	0.50%	0.50%	881,983
Class R3	—	0.25%	0.25%	0.25%	748,495
Class 529A	—	0.25%	0.25%	0.24%	62,653
Class 529B	0.75%	0.25%	1.00%	0.76%	8,014
Class 529C	0.75%	0.25%	1.00%	1.00%	82,067
Total Distribution and Service Fees					$20,981,471

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2019, this rebate amounted to $327,858, $3,287, $3,556, $34, $3,703, and $90 for Class A, Class B, Class C, Class R2, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period from June 1, 2019 through September 30, 2019,

Notes to Financial Statements – continued

the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2019, were as follows:

Amount
Class A	$18,793
Class B	153,944
Class C	38,643
Class 529B	—
Class 529C	311

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2019, were as follows:

Fee
Class 529A	$12,531
Class 529B	527
Class 529C	4,103
Total Program Manager Fees	$17,161

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2019, the fee was $997,119, which equated to 0.0135% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,202,237.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended September 30, 2019 was equivalent to an annual effective rate of 0.0078% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $3,189 and the Retirement Deferral plan, which terminated on December 31, 2018, resulted in a net decrease in expense of $1,912. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB Plan amounted to $8,885 at September 30, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended September 30, 2019, the fee paid by the fund under this agreement was $11,774 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”)

Notes to Financial Statements – continued

pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $5,895,895 and $2,803,194, respectively. The sales transactions resulted in net realized gains (losses) of $(379,994).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2019, this reimbursement amounted to $116,893, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended September 30, 2019, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,312,309,854	$1,543,458,877
Non-U.S. Government securities	$1,529,318,435	$1,719,761,788

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/19		Year ended 9/30/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	18,618,887	$346,766,979	36,934,125	$697,768,615
Class B	383,732	7,049,344	560,046	10,702,413
Class C	3,520,077	65,513,224	5,157,975	99,101,028
Class I	8,159,266	151,260,489	10,855,960	206,798,807
Class R1	46,688	863,741	52,099	991,091
Class R2	912,698	16,963,457	1,499,742	28,745,575
Class R3	2,749,285	51,134,535	3,371,565	64,191,234
Class R4	1,892,602	35,338,325	2,148,550	40,999,361
Class R6	11,795,111	219,137,566	19,116,127	364,590,115
Class 529A	218,500	4,019,574	236,276	4,447,044
Class 529B	4,104	75,986	6,481	123,842
Class 529C	59,890	1,125,876	74,574	1,438,389
	48,360,840	$899,249,096	80,013,520	$1,519,897,514

Notes to Financial Statements – continued

	Year ended 9/30/19		Year ended 9/30/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	11,177,674	$197,957,221	13,284,909	$253,700,013
Class B	282,412	4,954,540	406,678	7,784,564
Class C	1,217,147	21,463,934	2,269,650	43,673,743
Class I	1,463,785	25,994,476	1,588,772	30,328,903
Class R1	23,943	419,199	32,082	612,265
Class R2	406,782	7,201,287	546,858	10,479,873
Class R3	808,503	14,302,727	968,403	18,514,384
Class R4	614,085	10,901,577	823,114	15,744,180
Class R6	1,563,855	27,854,002	1,286,514	24,547,116
Class 529A	63,731	1,126,036	69,963	1,332,410
Class 529B	2,448	43,129	3,579	68,505
Class 529C	18,269	321,619	27,643	531,401
	17,642,634	$312,539,747	21,308,165	$407,317,357

Shares reacquired
Class A	(42,945,544)	$(796,147,665)	(44,572,477)	$(849,085,142)
Class B	(2,201,789)	(40,945,250)	(2,580,524)	(49,311,014)
Class C	(10,127,414)	(188,903,197)	(25,600,384)	(484,592,825)
Class I	(10,187,316)	(187,800,899)	(8,468,819)	(161,107,713)
Class R1	(161,787)	(2,994,396)	(100,884)	(1,923,890)
Class R2	(2,980,801)	(55,478,364)	(3,722,133)	(71,072,940)
Class R3	(5,669,798)	(104,821,153)	(4,447,381)	(84,751,623)
Class R4	(3,392,392)	(62,287,575)	(5,044,418)	(95,942,177)
Class R6	(7,702,565)	(143,304,372)	(7,443,344)	(142,039,647)
Class 529A	(241,662)	(4,477,559)	(205,625)	(3,910,122)
Class 529B	(20,369)	(377,909)	(22,591)	(430,966)
Class 529C	(142,363)	(2,625,273)	(207,648)	(3,944,830)
	(85,773,800)	$(1,590,163,612)	(102,416,228)	$(1,948,112,889)

Net change
Class A	(13,148,983)	$(251,423,465)	5,646,557	$102,383,486
Class B	(1,535,645)	(28,941,366)	(1,613,800)	(30,824,037)
Class C	(5,390,190)	(101,926,039)	(18,172,759)	(341,818,054)
Class I	(564,265)	(10,545,934)	3,975,913	76,019,997
Class R1	(91,156)	(1,711,456)	(16,703)	(320,534)
Class R2	(1,661,321)	(31,313,620)	(1,675,533)	(31,847,492)
Class R3	(2,112,010)	(39,383,891)	(107,413)	(2,046,005)
Class R4	(885,705)	(16,047,673)	(2,072,754)	(39,198,636)
Class R6	5,656,401	103,687,196	12,959,297	247,097,584
Class 529A	40,569	668,051	100,614	1,869,332
Class 529B	(13,817)	(258,794)	(12,531)	(238,619)
Class 529C	(64,204)	(1,177,778)	(105,431)	(1,975,040)
	(19,770,326)	$(378,374,769)	(1,094,543)	$(20,898,018)

Notes to Financial Statements – continued

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2019, the fund’s commitment fee and interest expense were $43,041 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$171,189,079	$1,180,996,127	$1,251,433,198	$4,853	$4,731	$100,761,592

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,831,985	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Fund (the “Fund”), including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019,

Report of Independent Registered Public Accounting Firm – continued

by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Nevin Chitkara Steven Gorham Joshua Marston Robert Persons Jonathan Sage Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information

Board Review of Investment Advisory Agreement – continued

about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement – continued

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $213,246,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 53.85% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2019 and 2018, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2019	2018
Fees billed by Deloitte:
MFS Research Fund	45,758	44,747
MFS Total Return Fund	72,156	70,552

Total	117,914	115,299

	Audit Fees
	2019	2018
Fees billed by E&Y:
MFS International New Discovery Fund	50,899	49,773

For the fiscal years ended September 30, 2019 and 2018, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS Research Fund	0	0	7,004	6,847	0	0
To MFS Total Return Fund	0	0	10,044	9,476	0	0
Total fees billed by Deloitte To above Funds:	0	0	17,048	16,323	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Research Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Total Return Fund*	0	0	0	0	3,790	5,390

	Aggregate Fees for Non-audit Services
	2019	2018
Fees billed by Deloitte
To MFS Research Fund, MFS and MFS Related Entities#	10,794	12,237
To MFS Total Return Fund, MFS and MFS Related Entities#	13,834	14,866

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	9,642	9,432	2,723	2,599

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS International New Discovery Fund*	1,679,277	1,728,076	0	0	104,750	102,450

	Aggregate Fees for Non-audit Services
	2019	2018
Fees billed by E&Y:
To MFS International New Discovery Fund, MFS and MFS Related Entities#	1,933,592	2,090,257

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)   Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)   Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: November 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: November 15, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2019

*	Print name and title of each signing officer under his or her signature.